File pursuant to Rule 433(d)

                                        Registration Statement No. 333-130961-03

The issuer has filed a registration statement (including a base prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest in this offering, you should read the base prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at http://www.sec.gov. Alternatively, RBS Greenwich Capital will arrange to send you the base prospectus at no charge if you request it by calling 1-866-884-2071 or emailing offeringmaterials@rbsgc.com.

This free writing prospectus is being delivered to you solely to provide you with information about the offering and to solicit an offer to purchase the offered securities. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase such securities. Any such commitment shall be subject to the conditions specified below.

This free writing prospectus is not required to contain all of the information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase the offered securities, supercedes any prior version of this free writing prospectus and any information contained in any prior similar free writing prospectus relating to these securities. If a preliminary prospectus is conveyed to you prior to your commitment to purchase, that document supersedes all other information provided to you concerning the offered securities.

This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

The securities referred to in this free writing prospectus are being offered when, as and if issued. The issuer is not obligated to issue any such securities or any similar securities, and all or a portion of the securities may not be issued that have the characteristics described herein. The underwriters' obligation to deliver such securities is subject to the terms and conditions of the underwriting agreement with the issuer and the availability of the securities having the characteristics described herein. If, for any reason, the issuer does not deliver such securities, the underwriter will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

For asset-backed and mortgage-backed securities: Certain of the information contained herein may be based on numerous assumptions (including preliminary assumptions about the pool assets and structure), which may not be specifically identified as assumptions in the information. Any such information or assumptions are subject to change. The information in this free writing prospectus may reflect assumptions specifically requested by you. If so, prior to the time of your commitment to purchase, you should request updated information based on any assumptions specifically required by you.

Any legends, disclaimers or other notices that may appear below or on any electronic communication to which this free writing prospectus is attached which state that (1) these materials do not constitute an offer (or a solicitation of an offer), (2) no representation is made as to the accuracy or completeness of these materials and that these materials may not be updated or (3) these materials may be confidential are not applicable to this communication and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of this communication having been sent via Bloomberg or another system.

                       SoundView Home Loan Trust 2006-OPT3

                          $1,154,094,000 (Approximate)
                              Offered Certificates

                        Financial Asset Securities Corp.
                                    Depositor

                         Option One Mortgage Corporation
                         Seller, Originator and Servicer

                          [LOGO] RBS Greenwich Capital
                                Lead Underwriter

                     FOR ADDITIONAL INFORMATION PLEASE CALL

--------------------------------------------------------------------------------
                              RBS Greenwich Capital
--------------------------------------------------------------------------------

    Asset Backed Finance
    Vinu Phillips                                      (203) 618-5626
    Greg McSweeney                                     (203) 618-2429

    Trading
    Ron Weibye                                         (203) 625-6160
    Peter McMullin                                     (203) 625-6160

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Rating Agency Contacts
--------------------------------------------------------------------------------

    Standard & Poor's
    Keith Smith                                           (212) 438-1643

    Moody's
    Joe Grohotolski                                       (212) 553-4619

--------------------------------------------------------------------------------


                          [LOGO] RBS Greenwich Capital

The issuer has filed a registration statement (including a base prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest in this offering, you should read the base prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov http://www.sec.gov/. Alternatively, RBS Greenwich Capital will arrange to send you the base prospectus at no charge if you request it by calling 1-866-884-2071 or emailing offeringmaterials@rbsgc.com.

This free writing prospectus is being delivered to you solely to provide you with information about the offering and to solicit an offer to purchase the offered securities. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase such securities. Any such commitment shall be subject to the conditions specified below.

This free writing prospectus is not required to contain all of the information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase the offered securities, supersedes any prior version of this free writing prospectus and any information contained in any prior similar free writing prospectus relating to these securities. If a preliminary prospectus is conveyed to you prior to your commitment to purchase, that document supersedes all other information provided to you concerning the offered securities.

This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

The securities referred to in this free writing prospectus are being offered when, as and if issued. The issuer is not obligated to issue any such securities or any similar securities, and all or a portion of the securities may not be issued that have the characteristics described herein. The underwriters' obligation to deliver such securities is subject to the terms and conditions of the underwriting agreement with the issuer and the availability of the securities having the characteristics described herein. If, for any reason, the issuer does not deliver such securities, the underwriter will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

For asset-backed and mortgage-backed securities: Certain of the information contained herein may be based on numerous assumptions (including preliminary assumptions about the pool assets and structure), which may not be specifically identified as assumptions in the information. Any such information or assumptions are subject to change. The information in this free writing prospectus may reflect assumptions specifically requested by you. If so, prior to the time of your commitment to purchase, you should request updated information based on any assumptions specifically required by you.

Any legends, disclaimers or other notices that may appear below or on any electronic communication to which this free writing prospectus is attached which state that (1) these materials do not constitute an offer (or a solicitation of an offer), (2) no representation is made as to the accuracy or completeness of these materials and that these materials may not be updated or (3) these materials may be confidential are not applicable to this communication and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of this communication having been sent via Bloomberg or another system.


                          [LOGO] RBS Greenwich Capital

        Preliminary Term Sheet                   Date Prepared: April 11, 2006

                          $1,154,094,000 (Approximate)
                              Offered Certificates
                       SoundView Home Loan Trust 2006-OPT3

------------------------------------------------------------------------------------------------------------------------------------
                 Principal          WAL          Pymt Window       Expected Rating      Assumed Final            Certificate
Class(1,3,4)     Amount ($)     Call/Mat (2)  (Mths) Call/Mat(2)     (Moody's/S&P)    Distribution Date             Type
------------     ----------     ------------  ------------------     -------------    -----------------             ----
------------------------------------------------------------------------------------------------------------------------------------
I-A-1           $760,906,000          Not Marketed Hereby             [Aaa/AAA]           June 2036       Fltg Rate Group I Senior
II-A-1          $390,898,000    1.00 / 1.00      1-21 / 1-21          [Aaa/AAA]           June 2036       Fltg Rate Group II Senior
II-A-2          $180,232,000    2.00 / 2.00     21-28 / 21-28         [Aaa/AAA]           June 2036       Fltg Rate Group II Senior
II-A-3          $154,761,000    3.50 / 3.53     28-72 / 28-81         [Aaa/AAA]           June 2036       Fltg Rate Group II Senior
II-A-4           $39,203,000    6.04 / 9.26     72-72 / 81-171        [Aaa/AAA]           June 2036       Fltg Rate Group II Senior
M-1             $165,000,000    4.41 / 4.41     44-72 / 44-73          [Aa2/AA]           June 2036         Fltg Rate Subordinate
M-2              $40,000,000    6.04 / 8.41     72-72 / 73-146        [Aa3/AA-]           June 2036         Fltg Rate Subordinate
M-3              $36,000,000    4.42 / 4.85     42-72 / 42-127         [A1/A+]            June 2036         Fltg Rate Subordinate
M-4              $34,000,000    4.37 / 4.78     41-72 / 41-122          [A2/A]            June 2036         Fltg Rate Subordinate
M-5              $33,000,000    4.33 / 4.72     40-72 / 40-117         [A3/A-]            June 2036         Fltg Rate Subordinate
M-6              $32,000,000    4.30 / 4.66     39-72 / 39-111       [Baa1/BBB+]          June 2036         Fltg Rate Subordinate
M-7              $27,000,000    4.28 / 4.59     39-72 / 39-104        [Baa2/BBB]          June 2036         Fltg Rate Subordinate
M-8              $22,000,000    4.25 / 4.50     38-72 / 38-96        [Baa3/BBB-]          June 2036         Fltg Rate Subordinate
M-9(5)           $16,000,000                                          [Ba1/BB+]           June 2036         Fltg Rate Subordinate
M-10(5)          $20,000,000    Privately Offered Certificates         [Ba2/BB]           June 2036         Fltg Rate Subordinate
M-11(5)          $18,000,000                                           [NR/BB]            June 2036        Fixed Rate Subordinate
------------------------------------------------------------------------------------------------------------------------------------
Total:        $1,969,000,000
------------------------------------------------------------------------------------------------------------------------------------

(1) The Class I-A-1 Certificates are backed primarily by the cash flow from the Group I Mortgage Loans (as defined herein). The Class II-A-1, Class II-A-2, Class II-A-3 and Class II-A-4 Certificates are backed primarily by the cash flow from the Group II Mortgage Loans (as defined herein). The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10 and Class M-11 Certificates are backed by the cash flows from the Group I Mortgage Loans and the Group II Mortgage Loans. The certificate principal balance of each Class of Offered Certificates (as defined herein) is subject to a 10% variance.

(2)   See "Pricing Prepayment Speed" herein.

(3) The Class I-A-1, Class II-A-1, Class II-A-2, Class II-A-3, Class II-A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10 and Class M-11 Certificates are priced to call. The margins on the Class I-A-1, Class II-A-1, Class II-A-2, Class II-A-3 and Class II-A-4 Certificates double and the margins on the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates are equal to 1.5x the original margins after the clean-up call date. The fixed rate coupon on the Class M-11 Certificates will increase by 0.50% after the clean-up call date.

(4)   See "Net WAC Rate" herein.

(5) The Class M-9, Class M-10 and Class M-11 Certificates (as defined herein) will be offered privately pursuant to Rule 144A of the Securities Act of 1933 to Qualified Institutional Buyers. The Class M-9, Class M-10 and Class M-11 Certificates are described herein because their amount, structure, collateral, rights, risks and other characteristics affect the amount, structure, collateral, rights, risks and other characteristics of the Offered Certificates.


                          [LOGO] RBS Greenwich Capital

Depositor:                     Financial Asset Securities Corp.

Originator, Seller and
Servicer:                      Option One Mortgage Corporation ("Option One").

Lead Underwriter:              Greenwich Capital Markets, Inc. ("RBS Greenwich Capital").

Co-Managers:                   Sandler O'Neill & Partners LLP and Morgan Keegan

Trustee and Swap
Administrator:                 Deutsche Bank National Trust Company.

Loss Mitigation Advisor:       Clayton Fixed Income Services Inc. formerly known as The Murrayhill Company.

Swap Provider:                 TBD.

Offered Certificates:          The Class I-A-1 Certificates (the "Group I Certificates") and the Class II-A-1,  Class II-A-2,  Class
                               II-A-3 and Class II-A-4  Certificates  (collectively,  the "Group II  Certificates")  are referred to herein as the "Senior  Certificates."  The Class M-1,  Class M-2,  Class M-3,  Class M-4,  Class M-5,
                               Class M-6, Class M-7, Class M-8, Class M-9, Class M-10 and Class M-11  Certificates  are collectively referred to herein as the  "Subordinate  Certificates."  The Senior  Certificates and the Subordinate
                               Certificates  (other than the Class M-9,  Class M-10 and Class M-11  Certificates)  are  collectively referred  to  herein as the  "Offered  Certificates."  The  Class  M-9,  Class  M-10 and  Class  M-11
                               Certificates  will be  offered  privately  pursuant  to Rule  144A of the  Securities  Act of 1933 to
                               Qualified  Institutional  Buyers, the "Privately Offered  Certificates." The Offered Certificates and
                               the Privately Offered Certificates are collectively referred to herein as the "Certificates."

Federal Tax Status:            It is  anticipated  that the  Certificates  generally  will  represent  ownership  of  REMIC  regular interests for tax purposes.

Registration:                  The Offered  Certificates  will be  available  in  book-entry  form through DTC and only upon request through Clearstream, Luxembourg and the Euroclear System.

Cut-off Date:                  May 1, 2006.

Expected Pricing Date:         On or about April [13], 2006.

Expected Closing Date:         On or about May 12, 2006.

Expected Settlement Date:      On or about May 12, 2006.

Distribution Date:             The 25th day of each month (or if not a business day, the next  succeeding  business day)  commencing in June 2006.

Accrued Interest:              The price to be paid by investors  for the Offered  Certificates  will not include  accrued  interest
                               (settling flat).

Interest Accrual Period:       The interest  accrual  period for each  Distribution  Date with  respect to the Offered  Certificates will be the  period  beginning  with the  previous  Distribution  Date (or,  in the case of the first
                               Distribution  Date,  the Closing Date) and ending on the day prior to such  Distribution  Date (on an actual/360 basis).

ERISA Eligibility:             Subject  to the  considerations  in the  Prospectus  Supplement,  it is  expected  that  the  Offered
                               Certificates  will be eligible for purchase by plans that meet the requirements of an  investor-based exemption.


                          [LOGO] RBS Greenwich Capital

SMMEA Eligibility:             The Offered  Certificates are not expected to constitute  "mortgage related  securities" for purposes of SMMEA.

Servicing Fee:                 Approximately  0.30% of the aggregate  principal  balance of the Mortgage  Loans for the first 10 due periods,  approximately  0.40% of the  aggregate  principal  balance  of the  Mortgage  Loans for due periods 11 through 30, and  approximately  0.65% of the aggregate  principal  balance of the Mortgage
                               Loans for due periods 31 and thereafter.

Optional Termination:          The terms of the  transaction  allow for a clean-up call of the Mortgage  Loans and the retirement of the Certificates (the "Clean-up Call"),  which may be exercised once the aggregate  principal balance of the  Mortgage  Loans is less  than or  equal  to 10% of the  aggregate  principal  balance  of the
                               Mortgage Loans as of the Cut-off Date.

Pricing Prepayment Speed:      The Offered Certificates will be priced based on the following collateral prepayment assumptions:

                               FRM Loans:       115% PPC (100% PPC:  4.00% CPR in month 1,  increased by  approximately  1.455% each month to 20.00% CPR  in month 12, and remaining at 20.00% CPR thereafter).

                               ARM Loans:       100% PPC (100% PPC: 2.00% in month 1, increased by  approximately  2.545% each month to 30.00%  CPR in month 12,  remaining  constant  at 30.00%  CPR  through  month 23, increasing  to 60.00%  CPR in month 24 and  remaining  constant  at 60.00% CPR until month 27 and  decreasing to 35.00% CPR in month 28 and remaining  constant at 35.00%
                                                CPR from month 28 and thereafter),

                               provided, however, the prepayment rate will not exceed 90% CPR in any period under any scenario.

Mortgage Loans:                As of the Cut-off  Date,  the  aggregate  principal  balance of the Mortgage  Loans is expected to be approximately  $2,000,000,000,  of which: (i)  approximately  $997,256,053  will consist of a pool of conforming balance fixed-rate and  adjustable-rate  Mortgage Loans (the "Group I Mortgage Loans") and
                               (ii) approximately  $1,002,743,947  will consist of a pool of conforming and  non-conforming  balance fixed-rate and  adjustable-rate  mortgage loans (the "Group II Mortgage  Loans" and together with the
                               Group I Mortgage Loans, the "Mortgage Loans").

Statistical Mortgage Loans:    The  detailed  statistical  collateral  information  presented  herein  describes  a  sample  pool of mortgage loans (the  "Statistical  Mortgage  Loans") which does not  necessarily  consist of mortgage loans to be included in the trust.

                               However,  it is  expected  that the  information  set forth  herein with  respect to the  Statistical
                               Mortgage Loans is generally  representative of the  characteristics of the Mortgage Loans expected to be in the trust, subject to minor variances.

                               With respect to approximately  12.06% of the Statistical  Mortgage Loans,  Option One also originated a second lien mortgage loan at the time of originating the first lien mortgage loan.

Pass-Through Rate:             The "Pass-Through Rate" on each Class of Certificates (other than the Class M-11 Certificates) will be equal to the lesser of (i) the related Formula Rate and (ii) the Net WAC Rate.

                               The "Pass-Through Rate" on the Class M-11 Certificates will be equal to the lesser of (i) the fixed rate coupon and (ii) the Net WAC Rate.

Formula Rate:                  The "Formula Rate" on each Class of  Certificates  (other than the Class M-11  Certificates)  will be equal to the lesser of (i) One Month LIBOR plus the margin for such Class and (ii) the Maximum Cap.

Adjusted Net Mortgage Rate:    The  "Adjusted  Net Mortgage  Rate" for each  Mortgage Loan is equal to the loan rate less the sum of
                               (i) the Servicing Fee Rate (ii) the trustee fee rate and (iii) the Loss Mitigation Advisor fee.


                          [LOGO] RBS Greenwich Capital

Adjusted Net Maximum
Mortgage Rate:                 The  "Adjusted  Net Maximum  Mortgage  Rate" for each Mortgage Loan is equal to the maximum loan rate
                               (or the loan rate in the case of any  fixed-rate  Mortgage  Loan)  less the sum of (i) the  Servicing
                               Fee Rate (ii) the trustee fee rate and (iii) the Loss Mitigation Advisor fee.

Net WAC Rate:                  The "Net WAC Rate" for any  Distribution  Date, will be equal to the annual rate equal to the product of (a) the weighted  average  Adjusted Net Mortgage Rate of the Mortgage  Loans in the prior calendar month  less a  percentage,  the  numerator  of  which is the net swap  payment  and swap  termination payment (other than any swap termination  payment  resulting from a swap provider trigger event) owed to the  Swap  Provider  for such  Distribution  Date and the  denominator  of which is the  aggregate principal  balance  of the  Mortgage  Loans in the  prior  calendar  month and (b) a  fraction  whose numerator is 30 and whose denominator is the actual number of days in the related Accrual Period.

Maximum Cap:                   The "Maximum  Cap" on each Class of  Certificates  will be the  weighted  average of the Adjusted Net
                               Maximum  Mortgage  Rates of the  Mortgage  Loans  plus a  fraction  expressed  as a  percentage,  the numerator  of which is the Net Swap  Payment  received  by the trust from the Swap  Provider  and the denominator of which is the aggregate  principal  balance of the Mortgage Loans in the prior calendar month, adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis.

Net WAC Rate
Carryover Amount:              If on any  Distribution  Date the  Pass-Through  Rate for any Class of Certificates is limited by the
                               Net WAC  Rate,  the "Net WAC Rate  Carryover  Amount"  for such  Class is equal to the sum of (i) the excess of (a) the  amount of  interest  that would have  accrued on such Class  based on the  related
                               Formula  Rate over (b) the amount of  interest  actually  accrued on such Class  based on the Net WAC
                               Rate and (ii) the  unpaid  portion  of any  related  Net WAC Rate  Carryover  Amount  from the  prior
                               Distribution  Date  together  with accrued  interest at the related  Formula  Rate.  Any Net WAC Rate
                               Carryover Amount will be distributed on such  Distribution Date or future  Distribution  Dates to the extent of funds available.

Credit Enhancement:            Consists of the following:

                                    1) Excess Cashflow;

                                    2) Swap Agreement;

                                    3) The Overcollateralization Amount; and,

                                    4) Subordination.

Excess Cashflow:               The "Excess  Cashflow"  for any  Distribution  Date will be equal to the  available  funds  remaining after priorities 1) and 2) under "Priority of Distributions."


                          [LOGO] RBS Greenwich Capital

Swap Agreement:                On the Closing Date, the Trustee will enter into a Swap Agreement with notional amounts as shown in the Swap Schedule herein.  Under the Swap Agreement, the Trust will be obligated to pay an amount equal to [5.270]% per annum on the notional amount as set forth in the Swap Agreement to the Swap
                               Provider (on a 30/360 basis) and the Trust will be entitled to receive an amount equal to one-month
                               LIBOR on the notional amount as set forth in the Swap Agreement from the Swap Provider (on an actual/360 basis), until the Swap Agreement is terminated.  Only the net amount of the two obligations will be paid by the appropriate party (the "Net Swap Payment") on each Distribution
                               Date.  Generally, the Net Swap Payment will be deposited into a swap account (the "Swap Account") by the Swap Administrator pursuant to the Pooling Agreement and a swap administration agreement and amounts on deposit in the Swap Account will be distributed in accordance with the terms set forth in the Pooling Agreement. Upon early termination of the Swap Agreement, the Trust or the Swap
                               Provider may be liable to make a termination payment (the  "Swap Termination Payment ") to the other party (regardless of which party caused the termination).  The Swap Termination Payment will be computed in accordance with the procedures set forth in the Swap Agreement and will generally be paid on the related Distribution Date and on any subsequent Distribution Date until paid in full.
                               In the event that a Swap Termination Payment is paid to the Trust and a new successor swap provider is not found, such amount will remain in a reserve fund and only the Net Swap Payment that would normally be paid to the trust (assuming no Swap Termination Payment is made) is distributed through the swap waterfall.  In the event that the Trust is required to make a Swap Termination Payment, such payment generally will be paid prior to distributions to Certificateholders.

Overcollateralization
Amount:                        The  "Overcollateralization  Amount"  (or  "O/C") is equal to the excess of the  aggregate  principal balance of the  Mortgage  Loans over the  aggregate  principal  balance of the  Certificates  and the
                               Class P  Certificates.  On the  Closing  Date,  the  Overcollateralization  Amount  will be  equal to approximately  1.55% of the  aggregate  principal  balance of the  Mortgage  Loans as of the  Cut-off
                               Date.  To the extent the  Overcollateralization  Amount is  reduced  below the  Overcollateralization
                               Target Amount, Excess Cashflow will be directed to build O/C until the  Overcollateralization  Target
                               Amount is reached.

Overcollateralization
Target Amount:                 Prior to the Stepdown Date, the  "Overcollateralization  Target Amount" is approximately 1.55% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

                               On or after the Stepdown  Date, the  Overcollateralization  Target Amount is  approximately  3.10% of the aggregate  principal balance of the Mortgage Loans for the related  Distribution Date, subject to a floor equal to 0.50% of the  aggregate  principal  balance of the Mortgage  Loans as of the Cut-off
                               Date.

                               If a Trigger Event is in effect on the related Distribution Date, the Overcollateralization Target
                               Amount shall be equal to the Overcollateralization Target Amount for the previous Distribution Date.

Stepdown Date:                 The earlier to occur of
                               (i)    the Distribution Date on which the principal balance of the Senior Certificates has been reduced to zero; and

                               (ii)   the later to occur of

                                      (x)   the Distribution Date occurring in June 2009 and

                                      (y)   the first Distribution Date on which the Credit Enhancement Percentage is greater than or equal to 47.40%.


                          [LOGO] RBS Greenwich Capital

Credit Enhancement
Percentage:                    The  "Credit  Enhancement  Percentage"  for a  Distribution  Date is  equal to (i) the sum of (a) the
                               aggregate   certificate   principal   balance   of  the   Subordinate   Certificates   and   (b)  the
                               Overcollateralization Amount divided by (ii) the aggregate principal balance of the Mortgage Loans.

Trigger Event:                 A "Trigger  Event" is in effect on any  Distribution  Date on or after the Stepdown  Date,  if either
                               (i) the 60+ delinquency  percentage exceeds [33.75]% of the current Credit Enhancement  Percentage or
                               (ii)  cumulative  realized  losses as a percentage of the Mortgage  Loans as of the Cut-off Date, for
                               the related Distribution Date are greater than:

                               -------------------------------------------------------------------------------
                                   Distribution Date                              Percentage
                               -------------------------------------------------------------------------------
                                 June 2008 - May 2009            [1.50]% for June 2008, plus 1/12 of [1.85]%
                                                                                  thereafter
                               -------------------------------------------------------------------------------
                                                                 [3.35]% for June 2009, plus 1/12 of [2.00]%
                                 June 2009 - May 2010                             thereafter
                               -------------------------------------------------------------------------------
                                                                 [5.35]% for June 2010, plus 1/12 of [1.55]%
                                 June 2010 - May 2011                             thereafter
                               -------------------------------------------------------------------------------
                                                                 [6.90]% for June 2011, plus 1/12 of [0.80]%
                                 June 2011 - May 2012                             thereafter
                               -------------------------------------------------------------------------------
                                                                 [7.70]% for June 2012, plus 1/12 of [0.10]%
                                 June 2012 - May 2013                             thereafter
                               -------------------------------------------------------------------------------
                               June 2013 and thereafter                            [7.80]%
                               -------------------------------------------------------------------------------

Expected Credit Support
Percentages:
                               -------------------------------------------------------------------------------
                                                                                  After Stepdown Date Expected
                                                         Initial Credit Support              Support
                               -------------------------------------------------------------------------------
                                Senior Certificates              23.70%                      47.40%
                               -------------------------------------------------------------------------------
                               Class M-1 & Class M-2             13.45%                      26.90%
                               -------------------------------------------------------------------------------
                                     Class M-3                   11.65%                      23.30%
                               -------------------------------------------------------------------------------
                                     Class M-4                   9.95%                       19.90%
                               -------------------------------------------------------------------------------
                                     Class M-5                   8.30%                       16.60%
                               -------------------------------------------------------------------------------
                                     Class M-6                   6.70%                       13.40%
                               -------------------------------------------------------------------------------
                                     Class M-7                   5.35%                       10.70%
                               -------------------------------------------------------------------------------
                                     Class M-8                   4.25%                        8.50%
                               -------------------------------------------------------------------------------
                                     Class M-9                   3.45%                        6.90%
                               -------------------------------------------------------------------------------
                                     Class M-10                  2.45%                        4.90%
                               -------------------------------------------------------------------------------
                                     Class M-11                  1.55%                        3.10%
                               -------------------------------------------------------------------------------


                          [LOGO] RBS Greenwich Capital

Realized Losses:               If a Mortgage Loan becomes a liquidated  loan, the net liquidation  proceeds  relating thereto may be less than the  principal  balance  on such  Mortgage  Loan.  The  amount of such  insufficiency  is a
                               "Realized  Loss."  Realized  Losses on the Mortgage  Loans will, in effect,  be absorbed first by the
                               Excess  Cashflow  and second by the  reduction of the  Overcollateralization  Amount.  Following  the
                               reduction  of any  Overcollateralization  Amount  to zero,  all  allocable  Realized  Losses  will be applied in reverse  sequential order,  first to the Class M-11  Certificates,  then to the Class M-10
                               Certificates,  then to the Class M-9 Certificates,  then to the Class M-8  Certificates,  then to the
                               Class  M-7  Certificates,  then to the Class M-6  Certificates,  then to the Class M-5  Certificates, then to the  Class  M-4  Certificates,  then to the  Class  M-3  Certificates,  then to the Class M-2
                               Certificates and then to the Class M-1 Certificates.
..
Priority of Distributions:     Available funds from the Mortgage Loans will be distributed as follows:

                               1)  Interest funds, as follows: first to pay servicing fees and trustee fees, second, to the Swap
                                   Account, net swap payments and swap termination payments (other than any swap termination payment resulting from a swap provider trigger event) owed to the Swap Provider, third, monthly interest plus any previously unpaid interest to the Class A Certificates, generally from the related loan group, fourth, monthly interest to the Class M-1 Certificates, fifth, monthly interest to the Class M-2 Certificates, sixth, monthly interest to the Class M-3 Certificates, seventh, monthly interest to the Class M-4 Certificates, eighth, monthly interest to the Class
                                   M-5 Certificates, ninth, monthly interest to the Class M-6 Certificates, tenth, monthly interest to the Class M-7 Certificates, eleventh, monthly interest to the Class M-8 Certificates, twelfth, monthly interest to the Class M-9 Certificates, thirteenth, monthly interest to the
                                   Class M-10 Certificates and fourteenth, monthly interest to the Class M-11 Certificates.

                               2)  Principal funds, as follows: monthly principal to the Senior Certificates, generally based on the principal collected in the related loan group, as described under "Principal Paydown", then monthly principal to the Class M-1 Certificates as described under "Principal Paydown", then monthly principal to the Class M-2 Certificates as described under "Principal Paydown", then monthly principal to the Class M-3 Certificates as described under "Principal Paydown", then monthly principal to the Class M-4 Certificates as described under "Principal Paydown", then monthly principal to the Class M-5 Certificates as described under "Principal Paydown", then monthly principal to the Class M-6 Certificates as described under "Principal Paydown", then monthly principal to the Class M-7 Certificates as described under "Principal Paydown", then monthly principal to the Class M-8 Certificates as described under "Principal Paydown", then monthly principal to the Class M-9 Certificates as described under "Principal Paydown", then monthly principal to the Class M-10 Certificates as described under "Principal Paydown", and lastly monthly principal to the Class M-11 Certificates as described under "Principal Paydown".

                               3)  Excess Cashflow as follows: as principal to the Certificates to replenish or maintain O/C as described under "Principal Paydown", then any previously unpaid interest to the Class M-1
                                   Certificates, then any unpaid applied Realized Loss amount to the Class M-1 Certificates, then any previously unpaid interest to the Class M-2 Certificates, then any unpaid applied Realized
                                   Loss amount to the Class M-2 Certificates, then any previously unpaid interest to the Class M-3
                                   Certificates, then any unpaid applied Realized Loss amount to the Class M-3 Certificates, then any previously unpaid interest to the Class M-4 Certificates, then any unpaid applied Realized
                                   Loss amount to the Class M-4 Certificates, then any previously unpaid interest to the Class M-5
                                   Certificates, then any unpaid applied Realized Loss amount to the Class M-5 Certificates, then any previously unpaid interest to the Class M-6 Certificates, then any unpaid applied Realized
                                   Loss amount to the Class M-6 Certificates, then any previously unpaid interest to the Class M-7
                                   Certificates, then any unpaid applied Realized Loss amount to the Class M-7 Certificates, then any previously unpaid interest to the Class M-8 Certificates, then any unpaid applied Realized
                                   Loss amount to the Class M-8 Certificates, then any previously unpaid interest to the Class M-9
                                   Certificates, then any unpaid applied Realized Loss amount to the Class M-9 Certificates, then any previously unpaid interest to the Class M-10 Certificates, then any unpaid applied Realized
                                   Loss amount to the Class M-10 Certificates, then any previously unpaid interest to the Class M-


                          [LOGO] RBS Greenwich Capital

                                   11 Certificates, and then any unpaid applied Realized Loss amount to the Class M-11 Certificates.

                               4)  Any remaining Excess Cashflow to the Net WAC Rate Carryover Reserve Account to be paid to the
                                   Class A Certificates, pro-rata and then to the Subordinate Certificates sequentially, to the extent of any unpaid Net WAC Rate Carryover Amount payable to the Certificates, before taking into account payments received by the trust from the Swap Agreement.

                               5)  Any  remaining  Excess  Cashflow to the holders of the  non-offered  classes of  certificates  as described  in the pooling  agreement  (including  any Swap  Termination  Payment owed to the Swap
                                   Provider due to a Swap Provider trigger event pursuant to the Swap Agreement).

Principal Paydown:             Principal  distributed to the Group II  Certificates  will be distributed  sequentially  to the Class
                               II-A-1, Class II-A-2,  Class II-A-3 and Class II-A-4 Certificates,  in that order, to each such class of  certificates  until the  certificate  principal  balance of each such  class has been  reduced to zero. In certain  limited  circumstances  described in the prospectus  supplement,  principal will be distributed  to the Senior  Certificates  from the unrelated  loan group,  to the extent not received from the related loan group.

                               1)  Prior to the Stepdown Date or if a Trigger Event is in effect,  100% of principal will be paid to the  Senior  Certificates,  provided,  however  if the  Senior  Certificates  have been  retired, principal  will be applied  sequentially  in the  following  order of priority:  i) the Class M-1
                                   Certificates, ii) the Class M-2 Certificates,  iii) the Class M-3 Certificates, iv) the Class M-4
                                   Certificates, v) the Class M-5 Certificates,  vi) the Class M-6 Certificates,  vii) the Class M-7
                                   Certificates, viii) the Class M-8 Certificates, ix) the Class M-9 Certificates, x) the Class M-10
                                   Certificates, and xi) the Class M-11 Certificates.

                               2)  On or after the Stepdown Date and if a Trigger Event is not in effect,  all the Certificates will be entitled to receive  payments of principal in the  following  order of priority:  first to the
                                   Senior  Certificates,  such  that  the  Senior  Certificates  will  have at least  47.40%  credit enhancement, second to the Class M-1 and Class M-2 Certificates, sequentially, such that both the
                                   Class M-1 and Class M-2 Certificates will have at least 26.90% credit  enhancement,  third to the
                                   Class M-3  Certificates  such that the Class M-3  Certificates  will have at least 23.30%  credit enhancement,  fourth to the Class M-4 Certificates such that the Class M-4 Certificates will have at least 19.90% credit  enhancement,  fifth to the Class M-5 Certificates such that the Class M-5
                                   Certificates  will have at least 16.60% credit  enhancement,  sixth to the Class M-6 Certificates such that the Class M-6 Certificates will have at least 13.40% credit enhancement, seventh to the
                                   Class M-7  Certificates  such that the Class M-7  Certificates  will have at least 10.70%  credit enhancement,  eighth to the Class M-8 Certificates such that the Class M-8 Certificates will have at least 8.50% credit  enhancement,  ninth to the Class M-9 Certificates  such that the Class M-9
                                   Certificates  will have at least 6.90% credit  enhancement,  tenth to the Class M-10 Certificates such that the Class M-10  Certificates will have at least 4.90% credit  enhancement,  eleventh to the Class M-11 Certificates such that the Class M-11 Certificates will have at least 3.10% credit enhancement.


                          [LOGO] RBS Greenwich Capital

Swap Account:                  Funds deposited into the Swap Account on a Distribution Date will include:

                                   (i)      the net swap payments owed to the Swap Provider for such Distribution Date,

                                   (ii)     any net swap payments received from the Swap Provider for such Distribution Date,

                               On  each  Distribution  Date,  following  the  distribution  of Excess  Cashflow,  payments  shall be distributed from the Swap Account as follows:

                                   (i)      to the Swap  Provider,  any Net Swap Payment owed to the Swap  Provider  pursuant to the
                                            Swap Agreement for such Distribution Date;

                                   (ii)     to the Swap Provider,  any Swap Termination Payment owed to the Swap Provider not due to a Swap Provider trigger event pursuant to the Swap Agreement;

                                   (iii)    to the  Class A  Certificates,  any  unpaid interest,  pro rata, including  any  accrued unpaid interest from a prior Distribution Date;

                                   (iv)     to the Mezzanine Certificates, sequentially, any unpaid interest,  including any accrued unpaid interest from prior Distribution Dates;

                                   (v)      to the Class A Certificates and the Mezzanine Certificates,  any principal in accordance with the principal payment provisions described above  under "Principal  Paydown"  in an amount necessary to maintain the applicable Overcollateralization Target Amount;

                                   (vi)     to  the  Mezzanine  Certificates,  sequentially,  any  remaining Allocated Realized Loss
                                            Amounts;

                                   (vii)    an amount equal to any unpaid  remaining Net WAC Rate Carryover Amounts with  respect to the  Class A  and  Mezzanine Certificates to such Certificates  first,  pro rata, to the
                                            Class A  Certificates  based  on  the  remaining  Net WAC  Carryover  Amount and second, sequentially, to the Class M-1,  Class M-2, Class M-3,  Class M-4, Class M-5, Class M-6,
                                            Class M-7, Class M-8, Class M-9, Class M-10 and Class M-11 Certificates.


                          [LOGO] RBS Greenwich Capital

                   Total Statistical Mortgage Loan Statistics

                             As of the Cut-off Date

                                                                                    Minimum             Maximum
                                                                                    -------             -------
Scheduled Principal Balance                               $2,000,000,000            $14,988          $1,665,040
Average Scheduled Principal Balance                             $193,630
Number of Mortgage Loans                                          10,329

Weighted Average Gross Coupon                                     8.581%             5.500%             14.150%
Weighted Average FICO Score                                          602                500                 797
Weighted Average Combined Original LTV                            80.38%             13.17%             100.00%
Weighted Average CLTV w/Silent 2nds                               83.10%             13.17%             100.00%
Weighted Average Debt-to-Income                                   42.27%              3.00%              59.94%

Weighted Average Original Term                                360 months         120 months          360 months
Weighted Average Stated Remaining Term                        357 months         116 months          360 months
Weighted Average Seasoning                                     2  months          0  months           12 months

Weighted Average Gross Margin                                     6.528%             2.950%              9.400%
Weighted Average Minimum Interest Rate                            8.445%             5.200%             12.700%
Weighted Average Maximum Interest Rate                           14.449%             9.000%             18.990%
Weighted Average Initial Rate Cap                                 2.983%             1.000%              5.000%
Weighted Average Subsequent Rate Cap                              1.003%             1.000%              3.000%
Weighted Average Months to Roll                                24 months          14 months          178 months

Maturity Date                                                                    Jan 1 2016          May 1 2036
Maximum Zip Code Concentration                                     0.17%    10465

ARM                                                               84.95%
Fixed Rate                                                        15.05%

15/15 6 MO LIBOR                                                   0.01%
2/13 6 MO LIBOR                                                    0.02%
2/28 6 MO LIBOR                                                   44.33%
2/28 6 MO LIBOR 40/30 Balloon                                     23.40%
2/28 6 MO LIBOR IO                                                 8.14%
3/27 6 MO LIBOR                                                    2.33%
3/27 6 MO LIBOR 40/30 Balloon                                      1.62%
3/27 6 MO LIBOR IO                                                 0.33%
5/25 6 MO LIBOR                                                    2.64%
5/25 6 MO LIBOR 40/30 Balloon                                      1.55%
5/25 6 MO LIBOR IO                                                 0.59%
Fixed Rate 10 Yr                                                   0.01%
Fixed Rate 15 Yr                                                   0.12%
Fixed Rate 20 Yr                                                   0.17%
Fixed Rate 30 Yr                                                  11.98%
Fixed Rate 30 Yr 5Yr IO                                            0.19%
Fixed Rate 30 Yr Rate Reduction                                    0.13%
Fixed Rate 40/30 Balloon                                           2.45%
Fixed Rate 40/30 Balloon Rate Reduction                            0.01%


                          [LOGO] RBS Greenwich Capital

Interest Only                                                      9.25%
Not Interest Only                                                 90.75%

Prepay Penalty:  0 months                                         26.34%
Prepay Penalty: 12 months                                         11.16%
Prepay Penalty: 24 months                                         50.57%
Prepay Penalty: 30 months                                          0.23%
Prepay Penalty: 36 months                                         11.69%

First Lien                                                        95.40%
Second Lien                                                        4.60%

Full Documentation                                                59.26%
Lite Documentation                                                 0.43%
No Documentation                                                   0.52%
Stated Income Documentation                                       39.78%

Cash Out Refinance                                                64.60%
Purchase                                                          29.25%
Rate/Term Refinance                                                6.15%

2-4 Units Attached                                                 1.84%
2-4 Units Detached                                                 5.13%
Condo High-Rise Attached                                           0.37%
Condo Low-Rise Attached                                            4.08%
Condo Low-Rise Detached                                            0.00%
Manufactured Housing                                               0.51%
PUD Attached                                                       1.61%
PUD Detached                                                      11.57%
Single Family Attached                                             2.54%
Single Family Detached                                            72.34%

Non-owner                                                          4.07%
Primary                                                           94.01%
Second Home                                                        1.92%

Top 5 States:
California                                                        21.90%
Florida                                                           12.44%
New York                                                           9.71%
Texas                                                              4.91%
Massachusetts                                                      4.67%


                          [LOGO] RBS Greenwich Capital

                                                                                                   Weighted
                                                                                     Weighted       Average     Weighted
                                                                           Pct by     Average        Stated      Average    Weighted
                                               # of  Current Principal       Curr       Gross     Remaining     Combined     Average
Current Principal Balance                     Loans            Balance   Prin Bal      Coupon          Term     Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
        0.01 -    50,000.00                   1,401      42,783,262.97      2.14%      11.947           355        95.93         606
   50,000.01 -   100,000.00                   1,769     136,211,673.21      6.81%      10.420           355        82.99         592
  100,000.01 -   150,000.00                   1,968     244,201,941.44     12.21%       9.282           357        79.74         591
  150,000.01 -   200,000.00                   1,474     257,723,940.36     12.89%       8.808           357        78.79         592
  200,000.01 -   250,000.00                   1,046     234,438,010.41     11.72%       8.531           357        79.00         595
  250,000.01 -   300,000.00                     716     196,273,666.25      9.81%       8.333           357        79.70         598
  300,000.01 -   350,000.00                     560     181,363,984.90      9.07%       7.962           357        80.02         608
  350,000.01 -   400,000.00                     417     156,160,058.55      7.81%       7.943           358        80.20         610
  400,000.01 -   450,000.00                     273     116,400,636.63      5.82%       8.037           358        81.88         611
  450,000.01 -   500,000.00                     190      90,392,629.71      4.52%       7.942           358        80.49         614
  500,000.01 -   550,000.00                     132      69,568,810.07      3.48%       8.058           358        83.25         614
  550,000.01 -   600,000.00                     117      67,062,641.63      3.35%       7.907           358        81.39         613
  600,000.01 -   650,000.00                      82      51,508,350.17      2.58%       7.939           358        80.52         607
  650,000.01 -   700,000.00                      43      28,935,574.27      1.45%       7.942           358        81.97         629
  700,000.01 -   750,000.00                      13       9,375,442.55      0.47%       8.152           358        80.07         606
  750,000.01 -   800,000.00                      40      30,930,000.79      1.55%       7.794           358        83.36         618
  800,000.01 -   850,000.00                      18      14,889,353.35      0.74%       7.547           358        77.94         628
  850,000.01 -   900,000.00                      22      19,328,694.01      0.97%       7.850           358        78.94         609
  900,000.01 -   950,000.00                      11      10,241,816.75      0.51%       8.363           358        77.48         597
  950,000.01 - 1,000,000.00                      12      11,885,907.12      0.59%       7.788           358        72.07         603
1,000,000.01+                                    25      30,323,604.86      1.52%       7.669           358        70.45         594
------------------------------------------------------------------------------------------------------------------------------------
Total                                        10,329   2,000,000,000.00    100.00%       8.581           357        80.38         602

                                                                                                   Weighted
                                                                                     Weighted       Average     Weighted
                                                                           Pct by     Average        Stated      Average    Weighted
                                               # of  Current Principal       Curr       Gross     Remaining     Combined     Average
Current Gross Rate                            Loans            Balance   Prin Bal      Coupon          Term     Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
 5.500 - 5.999                                   55      19,542,182.42      0.98%       5.868           358        73.48         626
 6.000 - 6.499                                  152      53,105,875.65      2.66%       6.277           358        76.48         630
 6.500 - 6.999                                  512     172,019,854.33      8.60%       6.777           357        76.30         628
 7.000 - 7.499                                  642     199,549,773.00      9.98%       7.253           357        76.16         623
 7.500 - 7.999                                1,184     339,767,084.25     16.99%       7.770           357        78.73         617
 8.000 - 8.499                                1,124     283,081,057.08     14.15%       8.237           357        80.86         607
 8.500 - 8.999                                1,447     308,082,754.37     15.40%       8.742           357        81.10         597
 9.000 - 9.499                                  824     161,162,278.18      8.06%       9.226           357        81.70         586
 9.500 - 9.999                                  932     158,157,168.05      7.91%       9.738           357        82.93         577
10.000 -10.499                                  547      82,992,846.48      4.15%      10.224           357        81.56         561
10.500 -10.999                                  561      71,386,062.58      3.57%      10.730           357        82.66         565
11.000 -11.499                                  416      41,202,421.10      2.06%      11.205           355        84.21         567
11.500 -11.999                                  668      50,611,615.07      2.53%      11.734           355        86.61         570
12.000 -12.499                                  613      33,117,822.10      1.66%      12.174           357        90.53         588
12.500 -12.999                                  543      21,891,275.43      1.09%      12.712           356        97.37         588
13.000 -13.499                                   89       3,413,616.23      0.17%      13.177           355        92.22         585
13.500 -13.999                                   19         866,780.20      0.04%      13.657           338        77.88         584
14.000 -14.499                                    1          49,533.48      0.00%      14.150           358        85.00         594
------------------------------------------------------------------------------------------------------------------------------------
Total                                        10,329   2,000,000,000.00    100.00%       8.581           357        80.38         602


                          [LOGO] RBS Greenwich Capital

                                                                                                   Weighted
                                                                                     Weighted       Average     Weighted
                                                                           Pct by     Average        Stated      Average    Weighted
                                               # of  Current Principal       Curr       Gross     Remaining     Combined     Average
FICO                                          Loans            Balance   Prin Bal      Coupon          Term     Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
500-524                                         912     184,900,219.17      9.25%       9.672           357        73.38         511
525-549                                         714     145,078,800.63      7.25%       9.460           357        75.63         537
550-574                                       1,208     233,616,495.55     11.68%       8.877           357        76.69         563
575-599                                       2,389     392,171,951.00     19.61%       8.564           357        80.29         587
600-624                                       2,219     389,974,314.70     19.50%       8.431           357        82.24         612
625-649                                       1,564     330,146,753.81     16.51%       8.209           357        83.72         636
650-674                                         746     176,261,084.53      8.81%       7.977           357        83.40         661
675-699                                         282      74,166,899.41      3.71%       7.832           357        84.44         685
700+                                            246      66,210,439.27      3.31%       7.705           357        83.92         729
None                                             49       7,473,041.93      0.37%       9.807           358        79.07           0
------------------------------------------------------------------------------------------------------------------------------------
Total                                        10,329   2,000,000,000.00    100.00%       8.581           357        80.38         602

                                                                                                   Weighted
                                                                                     Weighted       Average     Weighted
                                                                           Pct by     Average        Stated      Average    Weighted
                                               # of  Current Principal       Curr       Gross     Remaining     Combined     Average
Combined Original LTV                         Loans            Balance   Prin Bal      Coupon          Term     Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
  0.01- 49.99                                   339      57,088,080.71      2.85%       8.408           355        41.17         580
 50.00- 54.99                                   175      37,421,551.75      1.87%       8.111           357        52.45         574
 55.00- 59.99                                   230      54,782,659.69      2.74%       8.077           357        57.70         583
 60.00- 64.99                                   349      83,030,139.77      4.15%       8.078           357        62.57         577
 65.00- 69.99                                   452     103,854,228.86      5.19%       8.410           357        66.76         577
 70.00- 74.99                                   502     126,176,173.36      6.31%       8.220           357        71.76         580
 75.00- 79.99                                   692     168,650,821.16      8.43%       8.483           357        76.63         586
 80.00                                        2,437     498,427,694.27     24.92%       8.285           358        80.00         607
 80.01- 84.99                                   276      64,952,347.18      3.25%       8.233           356        83.19         608
 85.00- 89.99                                   584     145,949,181.93      7.30%       8.310           357        85.98         609
 90.00- 94.99                                 1,516     374,633,533.54     18.73%       8.650           357        90.34         616
 95.00- 99.99                                 1,101     201,120,208.88     10.06%       9.245           358        95.07         611
100.00                                        1,676      83,913,378.90      4.20%      11.287           356       100.00         621
------------------------------------------------------------------------------------------------------------------------------------
Total                                        10,329   2,000,000,000.00    100.00%       8.581           357        80.38         602

                                                                                                   Weighted
                                                                                     Weighted       Average     Weighted
                                                                           Pct by     Average        Stated      Average    Weighted
                                               # of  Current Principal       Curr       Gross     Remaining     Combined     Average
CLTV with Silent 2nds                         Loans            Balance   Prin Bal      Coupon          Term     Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
  0.01- 49.99                                   338      56,858,626.96      2.84%       8.407           355        41.14         580
 50.00- 54.99                                   174      37,321,650.50      1.87%       8.107           357        52.44         574
 55.00- 59.99                                   227      52,995,397.96      2.65%       8.091           357        57.68         582
 60.00- 64.99                                   348      83,074,714.13      4.15%       8.079           357        62.51         577
 65.00- 69.99                                   450     104,050,684.99      5.20%       8.396           357        66.69         577
 70.00- 74.99                                   495     123,256,656.47      6.16%       8.229           357        71.75         580
 75.00- 79.99                                   655     162,744,484.28      8.14%       8.473           357        76.51         585
 80.00                                          985     235,602,974.67     11.78%       8.608           357        80.00         584
 80.01- 84.99                                   281      66,180,973.47      3.31%       8.246           356        82.97         608
 85.00- 89.99                                   590     149,317,773.53      7.47%       8.307           357        85.71         608
 90.00- 94.99                                 1,518     373,758,081.81     18.69%       8.647           357        90.22         616
 95.00- 99.99                                 1,198     221,558,326.92     11.08%       9.156           358        93.81         612
100.00                                        3,070     333,279,654.31     16.66%       8.823           357        85.04         626
------------------------------------------------------------------------------------------------------------------------------------
Total                                        10,329   2,000,000,000.00    100.00%       8.581           357        80.38         602


                          [LOGO] RBS Greenwich Capital

                                                                                                   Weighted
                                                                                     Weighted       Average     Weighted
                                                                           Pct by     Average        Stated      Average    Weighted
                                               # of  Current Principal       Curr       Gross     Remaining     Combined     Average
Original Term (months)                        Loans            Balance   Prin Bal      Coupon          Term     Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
120                                               3         158,995.48      0.01%      10.448           117        72.83         584
180                                              33       2,657,644.02      0.13%       9.310           177        69.63         600
240                                              35       3,468,300.93      0.17%       9.620           238        82.96         615
360                                          10,258   1,993,715,059.57     99.69%       8.578           358        80.39         602
------------------------------------------------------------------------------------------------------------------------------------
Total                                        10,329   2,000,000,000.00    100.00%       8.581           357        80.38         602

                                                                                                   Weighted
                                                                                     Weighted       Average     Weighted
                                                                           Pct by     Average        Stated      Average    Weighted
                                               # of  Current Principal       Curr       Gross     Remaining     Combined     Average
Stated Remaining Term (months)                Loans            Balance   Prin Bal      Coupon          Term     Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
 61-120                                           3         158,995.48      0.01%      10.448           117        72.83         584
121-180                                          33       2,657,644.02      0.13%       9.310           177        69.63         600
181-240                                          35       3,468,300.93      0.17%       9.620           238        82.96         615
301-360                                      10,258   1,993,715,059.57     99.69%       8.578           358        80.39         602
------------------------------------------------------------------------------------------------------------------------------------
Total                                        10,329   2,000,000,000.00    100.00%       8.581           357        80.38         602

                                                                                                   Weighted
                                                                                     Weighted       Average     Weighted
                                                                           Pct by     Average        Stated      Average    Weighted
                                               # of  Current Principal       Curr       Gross     Remaining     Combined     Average
Debt Ratio                                    Loans            Balance   Prin Bal      Coupon          Term     Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
 0.01 -20.00                                    259      46,196,084.54      2.31%       8.719           357        78.22         597
20.01 -25.00                                    350      55,075,945.24      2.75%       8.734           357        79.52         604
25.01 -30.00                                    650     104,155,839.60      5.21%       8.603           357        78.10         601
30.01 -35.00                                  1,143     204,026,840.00     10.20%       8.662           357        78.97         600
35.01 -40.00                                  1,497     282,450,125.17     14.12%       8.600           357        79.23         602
40.01 -45.00                                  2,098     397,621,958.04     19.88%       8.598           357        80.49         605
45.01 -50.00                                  2,405     505,401,167.93     25.27%       8.549           357        81.25         602
50.01 -55.00                                  1,484     310,925,250.17     15.55%       8.542           357        81.77         595
55.01 -60.00                                    389      79,842,530.41      3.99%       8.390           357        81.46         596
None                                             54      14,304,258.90      0.72%       8.438           357        80.54         679
------------------------------------------------------------------------------------------------------------------------------------
Total                                        10,329   2,000,000,000.00    100.00%       8.581           357        80.38         602

                                                                                                   Weighted
                                                                                     Weighted       Average     Weighted
                                                                           Pct by     Average        Stated      Average    Weighted
                                               # of  Current Principal       Curr       Gross     Remaining     Combined     Average
FRM/ARM                                       Loans            Balance   Prin Bal      Coupon          Term     Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
ARM                                           7,343   1,698,976,340.25     84.95%       8.455           358        80.26         599
Fixed Rate                                    2,986     301,023,659.75     15.05%       9.291           355        81.08         614
------------------------------------------------------------------------------------------------------------------------------------
Total                                        10,329   2,000,000,000.00    100.00%       8.581           357        80.38         602


                          [LOGO] RBS Greenwich Capital

                                                                                                   Weighted
                                                                                     Weighted       Average     Weighted
                                                                           Pct by     Average        Stated      Average    Weighted
                                               # of  Current Principal       Curr       Gross     Remaining     Combined     Average
Product                                       Loans            Balance   Prin Bal      Coupon          Term     Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
15/15 6 MO LIBOR                                  8         205,965.97      0.01%      12.278           357        99.56         592
2/13 6 MO LIBOR                                   5         318,355.17      0.02%       9.777           178        79.75         593
2/28 6 MO LIBOR                               4,486     886,538,565.71     44.33%       8.918           357        79.43         585
2/28 6 MO LIBOR 40/30 Balloon                 1,642     467,938,682.66     23.40%       7.952           358        81.44         608
2/28 6 MO LIBOR IO                              469     162,711,719.93      8.14%       7.703           357        83.00         641
3/27 6 MO LIBOR                                 222      46,545,437.01      2.33%       8.895           358        81.77         595
3/27 6 MO LIBOR 40/30 Balloon                   124      32,431,941.43      1.62%       8.000           358        80.91         610
3/27 6 MO LIBOR IO                               22       6,691,409.98      0.33%       7.724           358        75.15         637
5/25 6 MO LIBOR                                 232      52,813,514.90      2.64%       8.228           357        75.78         604
5/25 6 MO LIBOR 40/30 Balloon                   100      31,037,728.35      1.55%       7.595           358        76.23         617
5/25 6 MO LIBOR IO                               33      11,743,019.14      0.59%       7.179           358        83.10         658
Fixed Rate 10 Yr                                  3         158,995.48      0.01%      10.448           117        72.83         584
Fixed Rate 15 Yr                                 28       2,339,288.85      0.12%       9.246           177        68.26         601
Fixed Rate 20 Yr                                 35       3,468,300.93      0.17%       9.620           238        82.96         615
Fixed Rate 30 Yr                              2,722     239,625,225.04     11.98%       9.647           357        81.96         613
Fixed Rate 30 Yr 5Yr IO                           9       3,776,519.71      0.19%       7.686           357        78.84         657
Fixed Rate 30 Yr Rate Reduction                  17       2,513,081.81      0.13%      11.720           356        58.78         527
Fixed Rate 40/30 Balloon                        171      48,948,318.98      2.45%       7.531           358        78.75         622
Fixed Rate 40/30 Balloon Rate Reduction           1         193,928.95      0.01%       7.140           359        52.43         584
------------------------------------------------------------------------------------------------------------------------------------
Total                                        10,329   2,000,000,000.00    100.00%       8.581           357        80.38         602

                                                                                                   Weighted
                                                                                     Weighted       Average     Weighted
                                                                           Pct by     Average        Stated      Average    Weighted
                                               # of  Current Principal       Curr       Gross     Remaining     Combined     Average
Interest Only                                 Loans            Balance   Prin Bal      Coupon          Term     Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
Interest Only                                   533     184,922,668.76      9.25%       7.670           357        82.64         642
Not Interest Only                             9,796   1,815,077,331.24     90.75%       8.674           357        80.15         597
------------------------------------------------------------------------------------------------------------------------------------
Total                                        10,329   2,000,000,000.00    100.00%       8.581           357        80.38         602

                                                                                                   Weighted
                                                                                     Weighted       Average     Weighted
                                                                           Pct by     Average        Stated      Average    Weighted
                                               # of  Current Principal       Curr       Gross     Remaining     Combined     Average
Prepayment Penalty Original Term (months)     Loans            Balance   Prin Bal      Coupon          Term     Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
Prepay Penalty:  0 months                     3,386     526,791,980.94     26.34%       9.094           357        80.91         602
Prepay Penalty: 12 months                       679     223,298,768.59     11.16%       8.182           357        79.08         606
Prepay Penalty: 24 months                     4,997   1,011,481,048.79     50.57%       8.480           357        81.16         598
Prepay Penalty: 30 months                        19       4,530,492.40      0.23%       9.057           358        77.02         600
Prepay Penalty: 36 months                     1,248     233,897,709.28     11.69%       8.233           356        77.12         612
------------------------------------------------------------------------------------------------------------------------------------
Total                                        10,329   2,000,000,000.00    100.00%       8.581           357        80.38         602

                                                                                                   Weighted
                                                                                     Weighted       Average     Weighted
                                                                           Pct by     Average        Stated      Average    Weighted
                                               # of  Current Principal       Curr       Gross     Remaining     Combined     Average
Lien                                          Loans            Balance   Prin Bal      Coupon          Term     Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
First Lien                                    8,367   1,908,011,123.92     95.40%       8.424           357        79.71         601
Second Lien                                   1,962      91,988,876.08      4.60%      11.829           355        94.36         615
------------------------------------------------------------------------------------------------------------------------------------
Total                                        10,329   2,000,000,000.00    100.00%       8.581           357        80.38         602


                          [LOGO] RBS Greenwich Capital

                                                                                                   Weighted
                                                                                     Weighted       Average     Weighted
                                                                           Pct by     Average        Stated      Average    Weighted
                                               # of  Current Principal       Curr       Gross     Remaining     Combined     Average
Documentation Type                            Loans            Balance   Prin Bal      Coupon          Term     Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                            7,271   1,185,227,249.98     59.26%       8.626           357        82.09         594
Lite Documentation                               33       8,647,398.49      0.43%       8.431           358        77.16         609
No Documentation                                 36      10,499,189.05      0.52%       8.341           357        80.79         701
Stated Income Documentation                   2,989     795,626,162.48     39.78%       8.519           357        77.87         611
------------------------------------------------------------------------------------------------------------------------------------
Total                                        10,329   2,000,000,000.00    100.00%       8.581           357        80.38         602

                                                                                                   Weighted
                                                                                     Weighted       Average     Weighted
                                                                           Pct by     Average        Stated      Average    Weighted
                                               # of  Current Principal       Curr       Gross     Remaining     Combined     Average
Loan Purpose                                  Loans            Balance   Prin Bal      Coupon          Term     Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
Cash Out Refinance                            5,453   1,292,053,588.34     64.60%       8.399           357        77.69         595
Purchase                                      4,209     585,038,753.00     29.25%       8.945           358        86.08         618
Rate/Term Refinance                             667     122,907,658.66      6.15%       8.764           357        81.55         593
------------------------------------------------------------------------------------------------------------------------------------
Total                                        10,329   2,000,000,000.00    100.00%       8.581           357        80.38         602

                                                                                                   Weighted
                                                                                     Weighted       Average     Weighted
                                                                           Pct by     Average        Stated      Average    Weighted
                                               # of  Current Principal       Curr       Gross     Remaining     Combined     Average
Property Type                                 Loans            Balance   Prin Bal      Coupon          Term     Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
2-4 Units Attached                              112      36,889,906.57      1.84%       8.090           358        77.48         612
2-4 Units Detached                              379     102,657,965.33      5.13%       8.551           358        81.09         619
Condo High-Rise Attached                         25       7,352,002.24      0.37%       8.522           358        82.06         635
Condo Low-Rise Attached                         460      81,584,005.47      4.08%       8.813           357        80.99         614
Condo Low-Rise Detached                           1          50,348.21      0.00%      12.200           358       100.00         607
Manufactured Housing                             56      10,167,708.13      0.51%       8.401           354        79.89         653
PUD Attached                                    188      32,131,023.48      1.61%       8.870           358        82.73         601
PUD Detached                                  1,060     231,398,046.27     11.57%       8.413           358        81.51         602
Single Family Attached                          293      50,874,516.99      2.54%       8.496           356        81.06         605
Single Family Detached                        7,755   1,446,894,477.31     72.34%       8.608           357        80.11         599
------------------------------------------------------------------------------------------------------------------------------------
Total                                        10,329   2,000,000,000.00    100.00%       8.581           357        80.38         602


                          [LOGO] RBS Greenwich Capital

                                                                                                   Weighted
                                                                                     Weighted       Average     Weighted
                                                                           Pct by     Average        Stated      Average    Weighted
                                               # of  Current Principal       Curr       Gross     Remaining     Combined     Average
Occupancy Status                              Loans            Balance   Prin Bal      Coupon          Term     Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
Non-owner                                       452      81,373,197.83      4.07%       9.541           358        86.42         628
Primary                                       9,731   1,880,295,296.12     94.01%       8.541           357        80.09         600
Second Home                                     146      38,331,506.05      1.92%       8.488           358        81.97         620
------------------------------------------------------------------------------------------------------------------------------------
Total                                        10,329   2,000,000,000.00    100.00%       8.581           357        80.38         602

                                                                                                   Weighted
                                                                                     Weighted       Average     Weighted
                                                                           Pct by     Average        Stated      Average    Weighted
                                               # of  Current Principal       Curr       Gross     Remaining     Combined     Average
Credit Grade                                  Loans            Balance   Prin Bal      Coupon          Term     Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
A                                               619     140,847,924.30      7.04%       8.851           357        75.49         560
AA                                            1,455     298,435,652.96     14.92%       8.972           357        80.14         567
AA+                                           7,469   1,405,362,710.39     70.27%       8.335           357        82.06         619
B                                               465      98,698,734.07      4.93%       9.489           357        72.23         549
C                                               219      39,774,974.21      1.99%      10.065           357        68.43         543
CC                                              102      16,880,004.07      0.84%      11.079           357        61.87         555
------------------------------------------------------------------------------------------------------------------------------------
Total                                        10,329   2,000,000,000.00    100.00%       8.581           357        80.38         602


                          [LOGO] RBS Greenwich Capital

                                                                                                   Weighted
                                                                                     Weighted       Average     Weighted
                                                                           Pct by     Average        Stated      Average    Weighted
                                               # of  Current Principal       Curr       Gross     Remaining     Combined     Average
State                                         Loans            Balance   Prin Bal      Coupon          Term     Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
Alabama                                          89       9,557,025.30      0.48%       9.394           353        85.23         595
Alaska                                            3         363,999.84      0.02%      10.372           358        91.83         604
Arizona                                         245      49,735,365.48      2.49%       8.487           357        79.19         603
Arkansas                                         35       4,042,136.10      0.20%       9.456           352        83.49         597
California                                    1,320     438,045,773.21     21.90%       7.882           357        78.29         610
Colorado                                        194      28,680,797.64      1.43%       8.729           358        83.97         594
Connecticut                                     152      31,848,604.19      1.59%       8.683           357        80.43         593
Delaware                                         30       3,480,040.77      0.17%       9.511           357        81.35         576
District of Columbia                             23       5,603,862.49      0.28%       8.108           358        71.79         592
Florida                                       1,260     248,750,402.53     12.44%       8.606           357        79.87         601
Georgia                                         306      42,989,050.89      2.15%       9.301           357        85.47         596
Hawaii                                           43      15,295,232.24      0.76%       7.661           358        79.34         612
Idaho                                            38       4,833,507.03      0.24%       8.933           357        74.06         593
Illinois                                        307      52,456,599.21      2.62%       9.160           357        83.90         595
Indiana                                         147      15,768,084.93      0.79%       9.390           358        86.45         601
Iowa                                             50       4,588,730.25      0.23%       9.977           358        86.35         602
Kansas                                           18       1,526,475.47      0.08%       9.709           358        87.32         599
Kentucky                                         71       7,581,445.73      0.38%       9.430           356        83.81         592
Louisiana                                        56       6,942,417.48      0.35%       9.617           355        86.42         600
Maine                                           111      19,929,635.71      1.00%       8.610           358        80.98         609
Maryland                                        274      63,570,227.59      3.18%       8.556           358        77.36         584
Massachusetts                                   366      93,311,157.29      4.67%       8.520           357        78.55         611
Michigan                                        402      48,525,710.19      2.43%       9.582           358        84.62         587
Minnesota                                        87      14,641,497.29      0.73%       8.985           358        84.05         594
Mississippi                                      31       2,960,320.78      0.15%       9.758           356        85.83         609
Missouri                                        147      16,087,288.06      0.80%       9.845           358        85.75         586
Montana                                          13       2,614,615.45      0.13%       8.295           357        86.02         623
Nebraska                                          7         753,434.53      0.04%       9.763           357        86.69         588
Nevada                                          151      35,644,640.21      1.78%       8.154           357        80.63         607
New Hampshire                                    87      17,524,902.60      0.88%       8.624           357        79.70         595
New Jersey                                      331      90,199,525.63      4.51%       8.713           357        77.61         600
New York                                        656     194,130,857.81      9.71%       8.184           357        77.65         608
North Carolina                                  275      35,574,041.19      1.78%       9.165           358        82.91         592
North Dakota                                      3         310,159.05      0.02%      11.096           357        92.22         552
Ohio                                            309      36,234,656.17      1.81%       9.402           358        87.14         596
Oklahoma                                         67       6,495,614.06      0.32%       9.655           357        83.02         583
Oregon                                           72      12,659,476.77      0.63%       8.529           357        83.11         608
Pennsylvania                                    341      46,916,680.74      2.35%       8.843           356        82.84         596
Rhode Island                                    111      22,571,213.25      1.13%       8.702           358        80.25         596
South Carolina                                  111      13,262,584.78      0.66%       9.270           358        82.31         590
South Dakota                                      8       1,167,748.76      0.06%       9.002           357        85.65         603
Tennessee                                       146      13,829,080.45      0.69%       9.092           354        86.36         604
Texas                                         1,002      98,281,354.44      4.91%       9.624           357        85.60         588
Utah                                             66       8,540,540.55      0.43%       8.765           358        85.61         613
Vermont                                          37       5,614,589.30      0.28%       8.940           358        79.44         614
Virginia                                        401      77,621,366.90      3.88%       8.633           357        79.19         599
Washington                                      169      29,125,334.73      1.46%       8.374           357        81.15         604
Wisconsin                                       137      17,498,267.96      0.87%       9.429           357        84.00         596
Wyoming                                          24       2,313,926.98      0.12%       9.039           358        86.32         601
------------------------------------------------------------------------------------------------------------------------------------
Total                                        10,329   2,000,000,000.00    100.00%       8.581           357        80.38         602


                          [LOGO] RBS Greenwich Capital

                                                                                                   Weighted
                                                                                     Weighted       Average     Weighted
                                                                           Pct by     Average        Stated      Average    Weighted
                                               # of  Current Principal       Curr       Gross     Remaining     Combined     Average
Silent Second                                 Loans            Balance   Prin Bal      Coupon          Term     Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
No Silent 2nd                                 8,795   1,717,389,307.61     85.87%       8.671           357        80.50         598
Silent 2nd                                    1,534     282,610,692.39     14.13%       8.037           358        79.66         626
------------------------------------------------------------------------------------------------------------------------------------
Total                                        10,329   2,000,000,000.00    100.00%       8.581           357        80.38         602

                                                                                                   Weighted
                                                                                     Weighted       Average     Weighted
                                                                           Pct by     Average        Stated      Average    Weighted
                                               # of  Current Principal       Curr       Gross     Remaining     Combined     Average
Gross Margin                                  Loans            Balance   Prin Bal      Coupon          Term     Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
 2.500 - 2.999                                    2         173,513.06      0.01%      11.192           358        66.68         546
 3.000 - 3.499                                   14       1,261,560.97      0.07%      10.037           358        69.70         541
 3.500 - 3.999                                    3         317,393.62      0.02%       9.070           358        77.37         559
 4.000 - 4.499                                   13       2,810,328.58      0.17%       7.831           357        75.98         615
 4.500 - 4.999                                   52      15,474,683.91      0.91%       6.715           357        74.41         624
 5.000 - 5.499                                  285      73,940,720.82      4.35%       7.330           357        74.83         624
 5.500 - 5.999                                  595     174,341,618.18     10.26%       7.398           357        76.45         618
 6.000 - 6.499                                2,731     662,324,544.48     38.98%       8.083           358        80.72         614
 6.500 - 6.999                                1,262     306,361,759.98     18.03%       8.557           357        80.27         595
 7.000 - 7.499                                1,215     230,254,642.14     13.55%       9.291           357        81.99         580
 7.500 - 7.999                                  827     158,436,833.94      9.33%       9.768           357        82.46         563
 8.000 - 8.499                                  329      69,102,028.50      4.07%       9.964           357        81.96         550
 8.500 - 8.999                                   12       3,788,661.59      0.22%       9.727           357        81.23         592
 9.000 - 9.499                                    3         388,050.48      0.02%       7.397           358        85.36         679
------------------------------------------------------------------------------------------------------------------------------------
Total                                         7,343   1,698,976,340.25    100.00%       8.455           358        80.26         599

                                                                                                   Weighted
                                                                                     Weighted       Average     Weighted
                                                                           Pct by     Average        Stated      Average    Weighted
                                               # of  Current Principal       Curr       Gross     Remaining     Combined     Average
Minimum Interest Rate                         Loans            Balance   Prin Bal      Coupon          Term     Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
 5.000 - 5.499                                    2         446,936.57      0.03%       6.871           357        61.15         628
 5.500 - 5.999                                   55      19,949,064.23      1.17%       6.006           358        74.75         627
 6.000 - 6.499                                  144      50,991,715.39      3.00%       6.364           358        77.56         628
 6.500 - 6.999                                  382     129,878,626.10      7.64%       6.824           358        77.73         627
 7.000 - 7.499                                  539     169,933,063.25     10.00%       7.260           358        76.70         621
 7.500 - 7.999                                1,033     303,070,674.54     17.84%       7.779           358        79.10         615
 8.000 - 8.499                                1,016     259,456,931.55     15.27%       8.237           358        81.32         607
 8.500 - 8.999                                1,249     280,635,847.34     16.52%       8.743           357        81.37         596
 9.000 - 9.499                                  740     148,700,055.62      8.75%       9.223           358        81.77         583
 9.500 - 9.999                                  800     142,857,657.81      8.41%       9.737           358        82.98         574
10.000 -10.499                                  436      71,789,345.36      4.23%      10.226           357        81.86         557
10.500 -10.999                                  402      57,573,076.39      3.39%      10.725           358        82.11         555
11.000 -11.499                                  222      28,400,756.17      1.67%      11.202           357        82.44         544
11.500 -11.999                                  247      27,440,185.19      1.62%      11.731           357        83.04         538
12.000 -12.499                                   70       7,399,274.68      0.44%      12.139           357        76.65         538
12.500 -12.999                                    6         453,130.06      0.03%      12.580           357        88.87         556
------------------------------------------------------------------------------------------------------------------------------------
Total                                         7,343   1,698,976,340.25    100.00%       8.455           358        80.26         599


                          [LOGO] RBS Greenwich Capital

                                                                                                   Weighted
                                                                                     Weighted       Average     Weighted
                                                                           Pct by     Average        Stated      Average    Weighted
                                               # of  Current Principal       Curr       Gross     Remaining     Combined     Average
Maximum Interest Rate                         Loans            Balance   Prin Bal      Coupon          Term     Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
 9.000 - 9.499                                    3         780,736.70      0.05%       6.017           358        80.00         642
 9.500 - 9.999                                    6       1,845,157.54      0.11%       6.680           357        73.58         630
10.000 -10.499                                    6       1,485,809.04      0.09%       7.218           358        66.74         591
10.500 -10.999                                    9       1,349,006.41      0.08%       7.831           358        78.21         609
11.000 -11.499                                   10       1,626,722.14      0.10%       8.338           358        76.73         595
11.500 -11.999                                   62      19,972,697.27      1.18%       6.154           358        74.82         621
12.000 -12.499                                  131      46,854,565.11      2.76%       6.331           358        77.65         626
12.500 -12.999                                  365     124,459,409.94      7.33%       6.807           358        77.94         628
13.000 -13.499                                  535     167,995,641.48      9.89%       7.259           358        76.68         621
13.500 -13.999                                1,023     300,313,696.92     17.68%       7.767           358        79.11         615
14.000 -14.499                                1,005     258,737,225.30     15.23%       8.220           358        81.48         608
14.500 -14.999                                1,244     282,598,493.13     16.63%       8.723           357        81.32         597
15.000 -15.499                                  748     151,221,304.98      8.90%       9.201           358        81.52         584
15.500 -15.999                                  806     144,388,037.69      8.50%       9.712           358        82.92         575
16.000 -16.499                                  438      72,455,150.13      4.26%      10.217           357        81.82         557
16.500 -16.999                                  404      58,600,132.23      3.45%      10.699           358        81.87         554
17.000 -17.499                                  223      28,250,066.87      1.66%      11.197           358        82.24         544
17.500 -17.999                                  246      27,620,586.22      1.63%      11.706           357        83.22         538
18.000 -18.499                                   70       7,399,274.68      0.44%      12.139           357        76.65         538
18.500 -18.999                                    9       1,022,626.47      0.06%      12.164           357        76.68         533
------------------------------------------------------------------------------------------------------------------------------------
Total                                         7,343   1,698,976,340.25    100.00%       8.455           358        80.26         599

                                                                                                   Weighted
                                                                                     Weighted       Average     Weighted
                                                                           Pct by     Average        Stated      Average    Weighted
                                               # of  Current Principal       Curr       Gross     Remaining     Combined     Average
Initial Periodic Rate Cap                     Loans            Balance   Prin Bal      Coupon          Term     Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
1.000                                            15       4,848,018.88      0.29%       7.395           356        79.35         624
2.000                                            70      20,732,825.61      1.22%       8.041           356        75.67         587
3.000                                         7,256   1,672,418,663.74     98.44%       8.464           358        80.31         599
4.000                                             1         403,082.02      0.02%       8.990           357        85.00         705
5.000                                             1         573,750.00      0.03%       6.355           358        85.00         647
------------------------------------------------------------------------------------------------------------------------------------
Total                                         7,343   1,698,976,340.25    100.00%       8.455           358        80.26         599

                                                                                                   Weighted
                                                                                     Weighted       Average     Weighted
                                                                           Pct by     Average        Stated      Average    Weighted
                                               # of  Current Principal       Curr       Gross     Remaining     Combined     Average
Subsequent Periodic Rate Cap                  Loans            Balance   Prin Bal      Coupon          Term     Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
1.000                                         7,315   1,690,996,247.12     99.53%       8.458           358        80.25         599
1.500                                            26       7,154,813.45      0.42%       7.923           356        81.38         636
2.000                                             1         405,000.00      0.02%       7.600           356        90.00         591
3.000                                             1         420,279.68      0.02%       7.100           357        85.00         571
------------------------------------------------------------------------------------------------------------------------------------
Total                                         7,343   1,698,976,340.25    100.00%       8.455           358        80.26         599


                          [LOGO] RBS Greenwich Capital

                                                                                                   Weighted
                                                                                     Weighted       Average     Weighted
                                                                           Pct by     Average        Stated      Average    Weighted
                                               # of  Current Principal       Curr       Gross     Remaining     Combined     Average
Next Rate Change Date                         Loans            Balance   Prin Bal      Coupon          Term     Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
07/01/07                                          3         529,506.83      0.03%       7.630           350        68.39         566
08/01/07                                          1         595,890.73      0.04%       7.500           351        77.42         563
09/01/07                                          4         424,044.58      0.02%       8.259           352        83.92         636
10/01/07                                         32       5,594,314.41      0.33%       8.141           353        81.01         614
11/01/07                                         41       9,740,972.09      0.57%       8.277           354        80.99         622
11/07/07                                          1          49,819.56      0.00%      10.350           355        76.92         502
11/17/07                                          1          98,555.19      0.01%       9.540           355        78.41         504
12/01/07                                        163      38,738,281.33      2.28%       8.336           355        76.85         585
01/01/08                                      1,375     296,272,068.01     17.44%       8.445           356        77.13         598
02/01/08                                      1,027     249,886,885.17     14.71%       8.651           357        81.77         591
03/01/08                                      2,154     503,705,074.43     29.65%       8.643           358        82.03         588
04/01/08                                      1,800     411,871,911.14     24.24%       8.263           359        80.38         614
11/01/08                                          1         110,121.35      0.01%       8.875           354        85.00         619
12/01/08                                          4         957,805.63      0.06%       8.160           355        74.83         598
01/01/09                                         33       7,015,143.12      0.41%       8.675           356        79.74         602
02/01/09                                         38      10,518,871.55      0.62%       8.604           357        81.56         606
03/01/09                                        190      43,864,251.92      2.58%       8.635           358        84.12         601
04/01/09                                        101      23,034,594.85      1.36%       8.026           359        75.18         611
05/01/09                                          1         168,000.00      0.01%       7.970           360        80.00         620
10/01/10                                          3         469,599.81      0.03%       7.274           353        80.92         639
11/01/10                                          1         278,423.06      0.02%       8.300           354        74.53         607
12/01/10                                          3         745,399.03      0.04%       6.882           355        59.00         687
01/01/11                                         67      15,525,866.38      0.91%       7.902           356        76.75         617
02/01/11                                         51      13,000,126.92      0.77%       7.926           357        74.98         604
03/01/11                                        146      37,354,380.57      2.20%       8.076           358        77.63         607
04/01/11                                         94      28,220,466.62      1.66%       7.666           359        77.07         626
05/01/20                                          1          17,896.42      0.00%      10.750           348       100.00         605
02/01/21                                          4         122,507.12      0.01%      12.610           357       100.00         585
03/01/21                                          3          65,562.43      0.00%      12.076           358        98.63         601
------------------------------------------------------------------------------------------------------------------------------------
Total                                         7,343   1,698,976,340.25    100.00%       8.455           358        80.26         599


                          [LOGO] RBS Greenwich Capital

                  Group I Statistical Mortgage Loan Statistics

                             As of the Cut-off Date

                                                                                    Minimum             Maximum
                                                                                    -------             -------
Scheduled Principal Balance                                 $997,256,053            $14,988            $748,818
Average Scheduled Principal Balance                             $179,783
Number of Mortgage Loans                                           5,547

Weighted Average Gross Coupon                                     8.580%             5.500%             12.950%
Weighted Average FICO Score                                          592                500                 786
Weighted Average Combined Original LTV                            78.07%             13.17%             100.00%
Weighted Average CLTV w/Silent 2nds                               79.97%             13.17%             100.00%
Weighted Average Debt-to-Income                                   42.56%             20.02%              59.94%

Weighted Average Original Term                                359 months         120 months          360 months
Weighted Average Stated Remaining Term                        357 months         116 months          360 months
Weighted Average Seasoning                                     2  months          0  months           10 months

Weighted Average Gross Margin                                     6.539%             2.950%              7.990%
Weighted Average Minimum Interest Rate                            8.575%             5.200%             12.500%
Weighted Average Maximum Interest Rate                           14.575%             9.000%             18.990%
Weighted Average Initial Rate Cap                                 2.985%             1.000%              4.000%
Weighted Average Subsequent Rate Cap                              1.002%             1.000%              1.500%
Weighted Average Months to Roll                                25 months          14 months           59 months

Maturity Date                                                                    Jan 1 2016          May 1 2036
Maximum Zip Code Concentration                                     0.24%  90745

ARM                                                               84.41%
Fixed Rate                                                        15.59%

2/13 6 MO LIBOR                                                    0.02%
2/28 6 MO LIBOR                                                   49.68%
2/28 6 MO LIBOR 40/30 Balloon                                     22.77%
2/28 6 MO LIBOR IO                                                 2.08%
3/27 6 MO LIBOR                                                    2.42%
3/27 6 MO LIBOR 40/30 Balloon                                      1.97%
3/27 6 MO LIBOR IO                                                 0.14%
5/25 6 MO LIBOR                                                    3.10%
5/25 6 MO LIBOR 40/30 Balloon                                      1.85%
5/25 6 MO LIBOR IO                                                 0.38%
Fixed Rate 10 Yr                                                   0.01%
Fixed Rate 15 Yr                                                   0.15%
Fixed Rate 20 Yr                                                   0.25%
Fixed Rate 30 Yr                                                  11.71%
Fixed Rate 30 Yr Rate Reduction                                    0.18%
Fixed Rate 40/30 Balloon                                           3.27%
Fixed Rate 40/30 Balloon Rate Reduction                            0.02%


                          [LOGO] RBS Greenwich Capital

Interest Only                                                      2.61%
Not Interest Only                                                 97.39%

Prepay Penalty:  0 months                                         27.23%
Prepay Penalty: 12 months                                         10.59%
Prepay Penalty: 24 months                                         48.06%
Prepay Penalty: 30 months                                          0.25%
Prepay Penalty: 36 months                                         13.87%

First Lien                                                        98.66%
Second Lien                                                        1.34%

Full Documentation                                                61.70%
Lite Documentation                                                 0.29%
Stated Income Documentation                                       38.01%

Cash Out Refinance                                                80.50%
Purchase                                                          11.76%
Rate/Term Refinance                                                7.74%

2-4 Units Attached                                                 2.05%
2-4 Units Detached                                                 5.72%
Condo High-Rise Attached                                           0.19%
Condo Low-Rise Attached                                            3.39%
PUD Attached                                                       1.55%
PUD Detached                                                       7.42%
Single Family Attached                                             2.99%
Single Family Detached                                            76.70%

Non-owner                                                          3.61%
Primary                                                           95.54%
Second Home                                                        0.85%

Top 5 States:
California                                                        15.04%
Florida                                                           11.82%
New York                                                           9.86%
Massachusetts                                                      5.50%
New Jersey                                                         4.63%


                          [LOGO] RBS Greenwich Capital

                                                                                                  Weighted
                                                                                     Weighted      Average     Weighted
                                                              Current     Pct by      Average       Stated      Average     Weighted
                                                # of        Principal       Curr        Gross    Remaining     Combined      Average
Current Principal Balance                      Loans          Balance   Prin Bal       Coupon         Term     Orig LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
        0.01 -    50,000.00                      309     9,152,901.53      0.92%       11.681          353        90.70          602
   50,000.01 -   100,000.00                      989    78,339,455.86      7.86%       10.068          355        79.07          584
  100,000.01 -   150,000.00                    1,258   156,072,002.27     15.65%        9.126          357        77.81          585
  150,000.01 -   200,000.00                    1,021   178,767,814.51     17.93%        8.711          357        76.64          586
  200,000.01 -   250,000.00                      712   159,571,986.39     16.00%        8.427          357        76.97          589
  250,000.01 -   300,000.00                      462   126,894,028.30     12.72%        8.249          357        77.75          592
  300,000.01 -   350,000.00                      391   126,820,905.14     12.72%        7.940          357        78.90          601
  350,000.01 -   400,000.00                      282   105,629,582.02     10.59%        7.909          358        78.82          603
  400,000.01 -   450,000.00                       75    31,031,385.91      3.11%        7.880          358        79.94          614
  450,000.01 -   500,000.00                       23    10,868,013.96      1.09%        8.120          358        81.11          608
  500,000.01 -   550,000.00                       14     7,353,391.72      0.74%        7.808          358        81.40          627
  550,000.01 -   600,000.00                        5     2,897,776.16      0.29%        7.908          358        79.89          605
  600,000.01 -   650,000.00                        5     3,107,991.05      0.31%        8.401          358        83.78          576
  700,000.01 -   750,000.00                        1       748,818.32      0.08%        8.570          359        70.00          584
------------------------------------------------------------------------------------------------------------------------------------
Total                                          5,547   997,256,053.14    100.00%        8.580          357        78.07          592

                                                                                                  Weighted
                                                                                     Weighted      Average     Weighted
                                                              Current     Pct by      Average       Stated      Average     Weighted
                                                # of        Principal       Curr        Gross    Remaining     Combined      Average
Current Gross Rate                             Loans          Balance   Prin Bal       Coupon         Term     Orig LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
 5.500 - 5.999                                    30     9,065,419.08      0.91%        5.870          357        70.93          635
 6.000 - 6.499                                    79    22,060,162.77      2.21%        6.290          358        72.67          620
 6.500 - 6.999                                   304    79,389,895.66      7.96%        6.785          357        73.64          623
 7.000 - 7.499                                   382    95,888,893.60      9.62%        7.259          357        74.04          619
 7.500 - 7.999                                   710   161,887,746.15     16.23%        7.771          357        76.76          606
 8.000 - 8.499                                   692   143,104,279.53     14.35%        8.236          357        79.30          599
 8.500 - 8.999                                   897   166,973,586.76     16.74%        8.740          357        79.24          588
 9.000 - 9.499                                   541    91,975,611.65      9.22%        9.223          357        80.35          580
 9.500 - 9.999                                   537    83,638,311.09      8.39%        9.731          357        80.83          571
10.000 -10.499                                   320    45,783,126.77      4.59%       10.215          357        78.82          555
10.500 -10.999                                   309    38,251,293.73      3.84%       10.736          357        80.13          553
11.000 -11.499                                   185    19,019,362.05      1.91%       11.209          356        80.85          553
11.500 -11.999                                   287    26,039,754.69      2.61%       11.752          356        80.84          547
12.000 -12.499                                   158    10,354,575.62      1.04%       12.159          357        80.23          555
12.500 -12.999                                   116     3,824,033.99      0.38%       12.713          354        93.25          584
------------------------------------------------------------------------------------------------------------------------------------
Total                                          5,547   997,256,053.14    100.00%        8.580          357        78.07          592


                          [LOGO] RBS Greenwich Capital

                                                                                                  Weighted
                                                                                     Weighted      Average     Weighted
                                                              Current     Pct by      Average       Stated      Average     Weighted
                                                # of        Principal       Curr        Gross    Remaining     Combined      Average
FICO                                           Loans          Balance   Prin Bal       Coupon         Term     Orig LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
500-524                                          649   116,992,023.76     11.73%        9.676          357        71.64          511
525-549                                          509    91,135,693.30      9.14%        9.437          357        74.29          537
550-574                                          774   139,260,269.65     13.96%        8.851          357        75.30          564
575-599                                        1,240   201,498,458.44     20.21%        8.411          357        78.63          587
600-624                                        1,043   179,972,367.69     18.05%        8.284          357        79.76          612
625-649                                          758   144,410,695.65     14.48%        8.140          357        81.65          636
650-674                                          357    77,635,886.80      7.78%        7.865          357        82.72          660
675-699                                          111    25,155,114.91      2.52%        7.671          357        82.68          686
700+                                              69    15,784,125.18      1.58%        7.313          357        82.88          726
None                                              37     5,411,417.76      0.54%        9.621          358        76.80            0
------------------------------------------------------------------------------------------------------------------------------------
Total                                          5,547   997,256,053.14    100.00%        8.580          357        78.07          592

                                                                                                  Weighted
                                                                                     Weighted      Average     Weighted
                                                              Current     Pct by      Average       Stated      Average     Weighted
                                                # of        Principal       Curr        Gross    Remaining     Combined      Average
Combined Original LTV                          Loans          Balance   Prin Bal       Coupon         Term     Orig LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
  0.01- 49.99                                    268    42,719,010.32      4.28%        8.385          356        41.72          574
 50.00- 54.99                                    145    28,655,390.64      2.87%        8.077          356        52.45          578
 55.00- 59.99                                    180    36,672,726.95      3.68%        8.171          357        57.62          579
 60.00- 64.99                                    253    51,060,285.87      5.12%        8.164          356        62.46          572
 65.00- 69.99                                    335    63,296,277.23      6.35%        8.458          357        66.91          574
 70.00- 74.99                                    356    73,742,227.04      7.39%        8.344          356        71.85          574
 75.00- 79.99                                    481    95,403,595.87      9.57%        8.657          357        76.64          578
 80.00                                         1,317   225,781,107.25     22.64%        8.532          357        80.00          595
 80.01- 84.99                                    167    36,029,243.99      3.61%        8.262          356        83.00          604
 85.00- 89.99                                    337    71,662,802.99      7.19%        8.357          357        86.20          605
 90.00- 94.99                                    842   165,605,823.19     16.61%        8.792          357        90.39          610
 95.00- 99.99                                    536    89,420,937.69      8.97%        9.094          358        95.06          606
100.00                                           330    17,206,624.11      1.73%       10.569          355       100.00          623
------------------------------------------------------------------------------------------------------------------------------------
Total                                          5,547   997,256,053.14    100.00%        8.580          357        78.07          592


                          [LOGO] RBS Greenwich Capital

                                                                                                  Weighted
                                                                                     Weighted      Average     Weighted
                                                              Current     Pct by      Average       Stated      Average     Weighted
                                                # of        Principal       Curr        Gross    Remaining     Combined      Average
CLTV with Silent 2nds                          Loans          Balance   Prin Bal       Coupon         Term     Orig LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
  0.01- 49.99                                    267    42,489,556.57      4.26%        8.383          356        41.68          575
 50.00- 54.99                                    144    28,555,489.39      2.86%        8.072          356        52.44          579
 55.00- 59.99                                    179    36,395,190.72      3.65%        8.166          357        57.60          579
 60.00- 64.99                                    252    50,862,067.60      5.10%        8.171          356        62.46          572
 65.00- 69.99                                    332    62,862,490.96      6.30%        8.452          357        66.88          574
 70.00- 74.99                                    352    73,080,383.88      7.33%        8.343          356        71.83          573
 75.00- 79.99                                    457    92,263,496.73      9.25%        8.642          357        76.47          577
 80.00                                           668   134,737,407.27     13.51%        8.742          357        80.00          577
 80.01- 84.99                                    171    36,621,179.81      3.67%        8.284          356        82.92          602
 85.00- 89.99                                    339    72,263,155.14      7.25%        8.355          357        86.02          605
 90.00- 94.99                                    848   167,174,326.06     16.76%        8.781          357        90.22          610
 95.00- 99.99                                    590    98,612,653.57      9.89%        9.033          358        93.67          606
100.00                                           948   101,338,655.44     10.16%        8.636          357        83.40          621
------------------------------------------------------------------------------------------------------------------------------------
Total                                          5,547   997,256,053.14    100.00%        8.580          357        78.07          592

                                                                                                  Weighted
                                                                                     Weighted      Average     Weighted
                                                              Current     Pct by      Average       Stated      Average     Weighted
                                                # of        Principal       Curr        Gross    Remaining     Combined      Average
Original Term (months)                         Loans          Balance   Prin Bal       Coupon         Term     Orig LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
120                                                2       139,108.06      0.01%       10.190          117        71.09          581
180                                               17     1,757,163.48      0.18%        8.488          177        66.89          600
240                                               21     2,467,912.97      0.25%        8.970          238        80.35          613
360                                            5,507   992,891,868.63     99.56%        8.579          358        78.08          592
------------------------------------------------------------------------------------------------------------------------------------
Total                                          5,547   997,256,053.14    100.00%        8.580          357        78.07          592

                                                                                                  Weighted
                                                                                     Weighted      Average     Weighted
                                                              Current     Pct by      Average       Stated      Average     Weighted
                                                # of        Principal       Curr        Gross    Remaining     Combined      Average
Stated Remaining Term (months)                 Loans          Balance   Prin Bal       Coupon         Term     Orig LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
 61-120                                            2       139,108.06      0.01%       10.190          117        71.09          581
121-180                                           17     1,757,163.48      0.18%        8.488          177        66.89          600
181-240                                           21     2,467,912.97      0.25%        8.970          238        80.35          613
301-360                                        5,507   992,891,868.63     99.56%        8.579          358        78.08          592
------------------------------------------------------------------------------------------------------------------------------------
Total                                          5,547   997,256,053.14    100.00%        8.580          357        78.07          592


                          [LOGO] RBS Greenwich Capital

                                                                                                  Weighted
                                                                                     Weighted      Average     Weighted
                                                              Current     Pct by      Average       Stated      Average     Weighted
                                                # of        Principal       Curr        Gross    Remaining     Combined      Average
Debt Ratio                                     Loans          Balance   Prin Bal       Coupon         Term     Orig LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
20.01 -25.00                                     204    31,468,198.71      3.16%        8.683          357        76.05          594
25.01 -30.00                                     392    63,304,849.34      6.35%        8.575          356        75.75          594
30.01 -35.00                                     647   105,932,232.12     10.62%        8.676          356        76.24          592
35.01 -40.00                                     845   146,056,526.78     14.65%        8.556          357        77.37          596
40.01 -45.00                                   1,136   206,859,967.94     20.74%        8.611          357        77.61          593
45.01 -50.00                                   1,301   247,336,927.37     24.80%        8.573          357        79.54          594
50.01 -55.00                                     808   152,899,443.58     15.33%        8.554          357        79.41          584
55.01 -60.00                                     204    40,967,989.37      4.11%        8.335          357        78.71          589
None                                              10     2,429,917.93      0.24%        8.607          358        79.82          623
------------------------------------------------------------------------------------------------------------------------------------
Total                                          5,547   997,256,053.14    100.00%        8.580          357        78.07          592

                                                                                                  Weighted
                                                                                     Weighted      Average     Weighted
                                                              Current     Pct by      Average       Stated      Average     Weighted
                                                # of        Principal       Curr        Gross    Remaining     Combined      Average
FRM/ARM                                        Loans          Balance   Prin Bal       Coupon         Term     Orig LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
ARM                                            4,400   841,735,466.93     84.41%        8.587          358        78.53          590
Fixed Rate                                     1,147   155,520,586.21     15.59%        8.545          354        75.57          607
------------------------------------------------------------------------------------------------------------------------------------
Total                                          5,547   997,256,053.14    100.00%        8.580          357        78.07          592

                                                                                                  Weighted
                                                                                     Weighted      Average     Weighted
                                                              Current     Pct by      Average       Stated      Average     Weighted
                                                # of        Principal       Curr        Gross    Remaining     Combined      Average
Product                                        Loans          Balance   Prin Bal       Coupon         Term     Orig LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
2/13 6 MO LIBOR                                    4       247,948.57      0.02%       10.111          178        80.61          595
2/28 6 MO LIBOR                                2,851   495,391,995.28     49.68%        8.964          357        77.63          577
2/28 6 MO LIBOR 40/30 Balloon                  1,006   227,044,496.77     22.77%        7.996          358        80.22          603
2/28 6 MO LIBOR IO                                77    20,765,773.52      2.08%        7.740          357        82.39          666
3/27 6 MO LIBOR                                  132    24,098,033.34      2.42%        9.030          358        81.46          587
3/27 6 MO LIBOR 40/30 Balloon                     85    19,599,677.53      1.97%        7.974          358        79.38          608
3/27 6 MO LIBOR IO                                 6     1,438,400.00      0.14%        8.250          358        85.22          651
5/25 6 MO LIBOR                                  151    30,935,914.97      3.10%        8.234          357        73.96          606
5/25 6 MO LIBOR 40/30 Balloon                     75    18,434,251.77      1.85%        7.592          358        79.15          617
5/25 6 MO LIBOR IO                                13     3,778,975.18      0.38%        7.424          357        82.94          664
Fixed Rate 10 Yr                                   2       139,108.06      0.01%       10.190          117        71.09          581
Fixed Rate 15 Yr                                  13     1,509,214.91      0.15%        8.222          177        64.64          601
Fixed Rate 20 Yr                                  21     2,467,912.97      0.25%        8.970          238        80.35          613
Fixed Rate 30 Yr                                 957   116,800,689.73     11.71%        8.761          357        75.14          605
Fixed Rate 30 Yr Rate Reduction                   14     1,806,737.16      0.18%       11.524          356        57.60          528
Fixed Rate 40/30 Balloon                         139    32,602,994.43      3.27%        7.592          358        78.41          618
Fixed Rate 40/30 Balloon Rate Reduction            1       193,928.95      0.02%        7.140          359        52.43          584
------------------------------------------------------------------------------------------------------------------------------------
Total                                          5,547   997,256,053.14    100.00%        8.580          357        78.07          592


                          [LOGO] RBS Greenwich Capital

                                                                                                  Weighted
                                                                                     Weighted      Average     Weighted
                                                              Current     Pct by      Average       Stated      Average     Weighted
                                                # of        Principal       Curr        Gross    Remaining     Combined      Average
Interest Only                                  Loans          Balance   Prin Bal       Coupon         Term     Orig LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
Interest Only                                     96    25,983,148.70      2.61%        7.722          357        82.62          664
Not Interest Only                              5,451   971,272,904.44     97.39%        8.603          357        77.95          590
------------------------------------------------------------------------------------------------------------------------------------
Total                                          5,547   997,256,053.14    100.00%        8.580          357        78.07          592

                                                                                                  Weighted
                                                                                     Weighted      Average     Weighted
                                                              Current     Pct by      Average       Stated      Average     Weighted
                                                # of        Principal       Curr        Gross    Remaining     Combined      Average
Prepayment Penalty Original Term (months)      Loans          Balance   Prin Bal       Coupon         Term     Orig LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
Prepay Penalty:  0 months                      1,622   271,523,071.59     27.23%        8.957          357        78.15          591
Prepay Penalty: 12 months                        385   105,644,423.93     10.59%        8.149          357        76.07          597
Prepay Penalty: 24 months                      2,731   479,292,057.97     48.06%        8.574          357        79.13          587
Prepay Penalty: 30 months                         12     2,454,621.65      0.25%        8.939          358        79.76          577
Prepay Penalty: 36 months                        797   138,341,878.00     13.87%        8.188          356        75.73          608
------------------------------------------------------------------------------------------------------------------------------------
Total                                          5,547   997,256,053.14    100.00%        8.580          357        78.07          592

                                                                                                  Weighted
                                                                                     Weighted      Average     Weighted
                                                              Current     Pct by      Average       Stated      Average     Weighted
                                                # of        Principal       Curr        Gross    Remaining     Combined      Average
Lien                                           Loans          Balance   Prin Bal       Coupon         Term     Orig LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
First Lien                                     5,191   983,873,451.88     98.66%        8.536          357        77.87          592
Second Lien                                      356    13,382,601.26      1.34%       11.812          355        92.29          611
------------------------------------------------------------------------------------------------------------------------------------
Total                                          5,547   997,256,053.14    100.00%        8.580          357        78.07          592

                                                                                                  Weighted
                                                                                     Weighted      Average     Weighted
                                                              Current     Pct by      Average       Stated      Average     Weighted
                                                # of        Principal       Curr        Gross    Remaining     Combined      Average
Documentation Type                             Loans          Balance   Prin Bal       Coupon         Term     Orig LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                             3,847   615,312,076.17     61.70%        8.600          357        79.73          587
Lite Documentation                                13     2,909,654.89      0.29%        9.209          358        73.48          592
Stated Income Documentation                    1,687   379,034,322.08     38.01%        8.544          357        75.40          600
------------------------------------------------------------------------------------------------------------------------------------
Total                                          5,547   997,256,053.14    100.00%        8.580          357        78.07          592

                                                                                                  Weighted
                                                                                     Weighted      Average     Weighted
                                                              Current     Pct by      Average       Stated      Average     Weighted
                                                # of        Principal       Curr        Gross    Remaining     Combined      Average
Loan Purpose                                   Loans          Balance   Prin Bal       Coupon         Term     Orig LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
Cash Out Refinance                             3,932   802,775,641.96     80.50%        8.463          357        76.87          591
Purchase                                       1,154   117,264,702.46     11.76%        9.159          358        84.19          602
Rate/Term Refinance                              461    77,215,708.72      7.74%        8.917          357        81.20          586
------------------------------------------------------------------------------------------------------------------------------------
Total                                          5,547   997,256,053.14    100.00%        8.580          357        78.07          592


                          [LOGO] RBS Greenwich Capital

                                                                                                  Weighted
                                                                                     Weighted      Average     Weighted
                                                              Current     Pct by      Average       Stated      Average     Weighted
                                                # of        Principal       Curr        Gross    Remaining     Combined      Average
Property Type                                  Loans          Balance   Prin Bal       Coupon         Term     Orig LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
2-4 Units Attached                                68    20,396,248.22      2.05%        8.070          358        73.89          601
2-4 Units Detached                               212    57,021,196.79      5.72%        8.419          358        77.97          606
Condo High-Rise Attached                           9     1,886,007.87      0.19%        9.257          358        76.35          617
Condo Low-Rise Attached                          208    33,781,743.08      3.39%        8.870          358        77.25          599
PUD Attached                                      92    15,420,990.52      1.55%        8.511          358        80.03          599
PUD Detached                                     366    74,044,935.18      7.42%        8.272          358        78.45          593
Single Family Attached                           175    29,838,083.91      2.99%        8.393          355        78.60          597
Single Family Detached                         4,417   764,866,847.57     76.70%        8.630          357        78.13          590
------------------------------------------------------------------------------------------------------------------------------------
Total                                          5,547   997,256,053.14    100.00%        8.580          357        78.07          592

                                                                                                  Weighted
                                                                                     Weighted      Average     Weighted
                                                              Current     Pct by      Average       Stated      Average     Weighted
                                                # of        Principal       Curr        Gross    Remaining     Combined      Average
Occupancy Status                               Loans          Balance   Prin Bal       Coupon         Term     Orig LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
Non-owner                                        198    36,043,194.14      3.61%        9.404          358        83.07          621
Primary                                        5,308   952,754,724.65     95.54%        8.549          357        77.90          591
Second Home                                       41     8,458,134.35      0.85%        8.590          358        76.11          590
------------------------------------------------------------------------------------------------------------------------------------
Total                                          5,547   997,256,053.14    100.00%        8.580          357        78.07          592

                                                                                                  Weighted
                                                                                     Weighted      Average     Weighted
                                                              Current     Pct by      Average       Stated      Average     Weighted
                                                # of        Principal       Curr        Gross    Remaining     Combined      Average
Credit Grade                                   Loans          Balance   Prin Bal       Coupon         Term     Orig LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
A                                                432    86,295,794.73      8.65%        8.781          357        74.45          562
AA                                               944   174,384,806.81     17.49%        8.983          357        78.51          563
AA+                                            3,593   633,199,857.90     63.49%        8.239          357        79.95          612
B                                                331    62,079,741.28      6.23%        9.444          356        70.84          547
C                                                167    28,820,202.72      2.89%       10.026          357        67.89          544
CC                                                80    12,475,649.70      1.25%       11.245          357        60.98          548
------------------------------------------------------------------------------------------------------------------------------------
Total                                          5,547   997,256,053.14    100.00%        8.580          357        78.07          592


                          [LOGO] RBS Greenwich Capital

                                                                                                  Weighted
                                                                                     Weighted      Average     Weighted
                                                              Current     Pct by      Average       Stated      Average     Weighted
                                                # of        Principal       Curr        Gross    Remaining     Combined      Average
State                                          Loans          Balance   Prin Bal       Coupon         Term     Orig LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
Alabama                                           40     3,759,748.52      0.38%        9.524          348        86.57          590
Alaska                                             2       285,759.07      0.03%       10.269          358        92.33          595
Arizona                                          120    22,129,473.58      2.22%        8.407          358        76.93          591
Arkansas                                          24     2,822,163.69      0.28%        9.405          350        85.36          606
California                                       574   149,981,834.67     15.04%        7.834          357        72.11          592
Colorado                                         100    15,320,185.32      1.54%        8.491          358        82.28          593
Connecticut                                       96    20,215,170.53      2.03%        8.513          357        77.36          589
Delaware                                          21     2,905,653.34      0.29%        9.074          357        81.63          575
District of Columbia                              18     3,817,591.29      0.38%        8.364          358        71.09          584
Florida                                          640   117,878,168.56     11.82%        8.410          357        77.06          592
Georgia                                          150    21,892,679.98      2.20%        9.350          357        85.19          588
Hawaii                                            30     9,939,600.44      1.00%        7.827          358        77.52          611
Idaho                                             15     1,963,749.44      0.20%        8.518          358        77.28          590
Illinois                                         198    33,582,604.84      3.37%        9.109          358        83.07          589
Indiana                                           80     9,645,248.78      0.97%        9.299          358        84.70          593
Iowa                                              27     2,631,432.83      0.26%        9.651          358        85.29          612
Kansas                                             9     1,283,331.13      0.13%        9.232          358        84.98          600
Kentucky                                          41     4,911,442.74      0.49%        9.111          356        83.34          594
Louisiana                                         28     3,115,939.89      0.31%        9.664          352        84.15          601
Maine                                             67    11,087,736.61      1.11%        8.693          358        80.15          600
Maryland                                         177    36,802,893.02      3.69%        8.620          358        74.74          576
Massachusetts                                    233    54,837,828.19      5.50%        8.484          356        76.80          602
Michigan                                         258    32,136,416.94      3.22%        9.417          358        84.88          590
Minnesota                                         57     9,754,290.12      0.98%        9.062          358        82.78          592
Mississippi                                       17     1,659,655.11      0.17%        9.673          355        84.65          611
Missouri                                          90    10,960,845.11      1.10%        9.613          358        85.31          586
Montana                                            9     1,915,355.42      0.19%        8.278          357        85.56          623
Nebraska                                           5       703,460.58      0.07%        9.572          357        85.75          588
Nevada                                            76    16,976,273.75      1.70%        8.050          357        77.51          599
New Hampshire                                     65    13,391,094.71      1.34%        8.457          357        80.24          599
New Jersey                                       198    46,204,998.98      4.63%        8.694          357        75.69          589
New York                                         376    98,280,702.50      9.86%        8.168          357        74.04          595
North Carolina                                   144    18,116,643.54      1.82%        9.286          358        82.64          583
North Dakota                                       2       252,613.60      0.03%       10.981          357        95.00          564
Ohio                                             181    22,074,874.39      2.21%        9.317          357        86.51          594
Oklahoma                                          41     4,662,400.38      0.47%        9.766          356        82.41          581
Oregon                                            43     7,559,710.33      0.76%        8.177          357        83.20          611
Pennsylvania                                     215    29,658,785.94      2.97%        8.794          356        81.48          589
Rhode Island                                      76    15,799,615.00      1.58%        8.428          357        79.40          596
South Carolina                                    54     6,740,487.32      0.68%        9.027          358        80.38          591
South Dakota                                       5       909,741.22      0.09%        8.687          357        82.85          610
Tennessee                                         65     7,095,295.45      0.71%        9.302          353        84.37          602
Texas                                            381    39,025,410.45      3.91%        9.688          356        83.36          581
Utah                                              34     4,996,602.35      0.50%        8.462          358        84.62          613
Vermont                                           24     3,738,860.54      0.37%        8.821          358        77.46          609
Virginia                                         248    43,340,011.46      4.35%        8.564          357        76.06          592
Washington                                        91    16,736,702.11      1.68%        8.231          358        79.94          596
Wisconsin                                         93    12,649,359.41      1.27%        9.404          356        83.14          591
Wyoming                                            9     1,105,609.97      0.11%        8.548          358        85.19          608
------------------------------------------------------------------------------------------------------------------------------------
Total                                          5,547   997,256,053.14    100.00%        8.580          357        78.07          592


                          [LOGO] RBS Greenwich Capital

                                                                                                  Weighted
                                                                                     Weighted      Average     Weighted
                                                              Current     Pct by      Average       Stated      Average     Weighted
                                                # of        Principal       Curr        Gross    Remaining     Combined      Average
Silent Second                                  Loans          Balance   Prin Bal       Coupon         Term     Orig LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
No Silent 2nd                                  4,845   898,439,904.93     90.09%        8.612          357        77.92          589
Silent 2nd                                       702    98,816,148.21      9.91%        8.289          358        79.42          618
------------------------------------------------------------------------------------------------------------------------------------
Total                                          5,547   997,256,053.14    100.00%        8.580          357        78.07          592

                                                                                                  Weighted
                                                                                     Weighted      Average     Weighted
                                                              Current     Pct by      Average       Stated      Average     Weighted
                                                # of        Principal       Curr        Gross    Remaining     Combined      Average
Gross Margin                                   Loans          Balance   Prin Bal       Coupon         Term     Orig LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
 2.500 - 2.999                                     2       173,513.06      0.02%       11.192          358        66.68          546
 3.000 - 3.499                                    12     1,077,032.28      0.13%       10.201          358        67.93          539
 3.500 - 3.999                                     2       227,762.95      0.03%        8.448          358        82.24          577
 4.000 - 4.499                                     7     1,139,547.81      0.14%        7.199          357        71.85          601
 4.500 - 4.999                                    24     5,948,806.06      0.71%        7.044          357        70.51          601
 5.000 - 5.499                                   185    38,152,901.93      4.53%        7.673          357        74.33          609
 5.500 - 5.999                                   321    72,333,296.95      8.59%        7.591          357        73.22          610
 6.000 - 6.499                                 1,571   311,752,999.95     37.04%        8.184          358        79.29          604
 6.500 - 6.999                                   842   168,530,217.87     20.02%        8.608          357        78.38          584
 7.000 - 7.499                                   845   140,515,909.06     16.69%        9.378          357        80.01          571
 7.500 - 7.999                                   589   101,883,479.01     12.10%        9.827          357        80.41          557
------------------------------------------------------------------------------------------------------------------------------------
Total                                          4,400   841,735,466.93    100.00%        8.587          358        78.53          590

                                                                                                  Weighted
                                                                                     Weighted      Average     Weighted
                                                              Current     Pct by      Average       Stated      Average     Weighted
                                                # of        Principal       Curr        Gross    Remaining     Combined      Average
Minimum Interest Rate                          Loans          Balance   Prin Bal       Coupon         Term     Orig LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
 5.000 - 5.499                                     2       446,936.57      0.05%        6.871          357        61.15          628
 5.500 - 5.999                                    28     8,395,099.09      1.00%        5.865          357        70.91          633
 6.000 - 6.499                                    72    19,912,250.45      2.37%        6.402          358        74.63          619
 6.500 - 6.999                                   208    53,886,242.05      6.40%        6.879          358        75.34          619
 7.000 - 7.499                                   302    76,165,039.24      9.05%        7.277          358        74.61          618
 7.500 - 7.999                                   591   137,232,455.18     16.30%        7.784          358        77.27          603
 8.000 - 8.499                                   616   127,989,621.21     15.21%        8.234          358        79.85          599
 8.500 - 8.999                                   776   147,919,780.75     17.57%        8.742          357        79.81          586
 9.000 - 9.499                                   481    83,709,751.28      9.94%        9.221          358        80.54          577
 9.500 - 9.999                                   462    74,037,833.55      8.80%        9.730          358        80.77          569
10.000 -10.499                                   270    40,274,152.33      4.78%       10.215          357        79.56          554
10.500 -10.999                                   244    32,319,845.48      3.84%       10.733          358        79.86          549
11.000 -11.499                                   126    15,098,860.58      1.79%       11.202          358        79.60          542
11.500 -11.999                                   171    18,626,952.36      2.21%       11.744          357        80.06          536
12.000 -12.499                                    50     5,606,365.75      0.67%       12.137          357        73.46          530
12.500 -12.999                                     1       114,281.06      0.01%       12.500          356        65.00          522
------------------------------------------------------------------------------------------------------------------------------------
Total                                          4,400   841,735,466.93    100.00%        8.587          358        78.53          590


                          [LOGO] RBS Greenwich Capital

                                                                                                  Weighted
                                                                                     Weighted      Average     Weighted
                                                              Current     Pct by      Average       Stated      Average     Weighted
                                                # of        Principal       Curr        Gross    Remaining     Combined      Average
Maximum Interest Rate                          Loans          Balance   Prin Bal       Coupon         Term     Orig LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
 9.000 - 9.499                                     1       183,867.63      0.02%        6.000          359        80.00          632
 9.500 - 9.999                                     4     1,049,373.18      0.12%        6.714          357        68.72          589
10.000 -10.499                                     3       480,007.31      0.06%        7.116          358        70.73          597
10.500 -10.999                                     5       777,553.47      0.09%        7.839          358        76.11          597
11.000 -11.499                                     9     1,551,740.98      0.18%        8.332          358        78.42          596
11.500 -11.999                                    34     9,729,805.28      1.16%        6.280          358        73.22          632
12.000 -12.499                                    67    18,444,437.18      2.19%        6.385          358        74.97          619
12.500 -12.999                                   196    50,530,516.09      6.00%        6.817          358        75.60          621
13.000 -13.499                                   300    75,224,667.99      8.94%        7.286          358        74.47          618
13.500 -13.999                                   589   136,749,311.81     16.25%        7.771          358        77.22          603
14.000 -14.499                                   605   126,115,574.43     14.98%        8.223          358        80.10          599
14.500 -14.999                                   771   147,167,562.64     17.48%        8.735          357        79.74          586
15.000 -15.499                                   485    85,259,342.83     10.13%        9.195          358        80.24          578
15.500 -15.999                                   466    74,944,619.13      8.90%        9.699          358        80.80          571
16.000 -16.499                                   270    40,414,756.83      4.80%       10.206          357        79.42          553
16.500 -16.999                                   244    33,071,676.31      3.93%       10.695          358        79.42          549
17.000 -17.499                                   127    15,324,424.30      1.82%       11.192          358        79.13          541
17.500 -17.999                                   170    18,426,086.32      2.19%       11.721          357        80.41          536
18.000 -18.499                                    50     5,606,365.75      0.67%       12.137          357        73.46          530
18.500 -18.999                                     4       683,777.47      0.08%       11.944          357        66.65          516
------------------------------------------------------------------------------------------------------------------------------------
Total                                          4,400   841,735,466.93    100.00%        8.587          358        78.53          590

                                                                                                  Weighted
                                                                                     Weighted      Average     Weighted
                                                              Current     Pct by      Average       Stated      Average     Weighted
                                                # of        Principal       Curr        Gross    Remaining     Combined      Average
Initial Periodic Rate Cap                      Loans          Balance   Prin Bal       Coupon         Term     Orig LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
1.000                                              8     1,915,700.77      0.23%        7.987          356        72.75          572
2.000                                             41     9,470,166.51      1.13%        8.601          356        72.32          566
3.000                                          4,350   829,946,517.63     98.60%        8.588          358        78.61          590
4.000                                              1       403,082.02      0.05%        8.990          357        85.00          705
------------------------------------------------------------------------------------------------------------------------------------
Total                                          4,400   841,735,466.93    100.00%        8.587          358        78.53          590

                                                                                                  Weighted
                                                                                     Weighted      Average     Weighted
                                                              Current     Pct by      Average       Stated      Average     Weighted
                                                # of        Principal       Curr        Gross    Remaining     Combined      Average
Subsequent Periodic Rate Cap                   Loans          Balance   Prin Bal       Coupon         Term     Orig LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
1.000                                          4,385   838,048,819.99     99.56%        8.588          358        78.53          589
1.500                                             15     3,686,646.94      0.44%        8.224          356        78.63          609
------------------------------------------------------------------------------------------------------------------------------------
Total                                          4,400   841,735,466.93    100.00%        8.587          358        78.53          590


                          [LOGO] RBS Greenwich Capital

                                                                                                  Weighted
                                                                                     Weighted      Average     Weighted
                                                              Current     Pct by      Average       Stated      Average     Weighted
                                                # of        Principal       Curr        Gross    Remaining     Combined      Average
Next Rate Change Date                          Loans          Balance   Prin Bal       Coupon         Term     Orig LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
07/01/07                                           2       299,151.41      0.04%        7.441          350        61.50          578
09/01/07                                           4       424,044.58      0.05%        8.259          352        83.92          636
10/01/07                                           4       946,860.62      0.11%        7.501          353        83.63          553
11/01/07                                          13     2,774,025.10      0.33%        7.571          354        75.84          572
11/07/07                                           1        49,819.56      0.01%       10.350          355        76.92          502
11/17/07                                           1        98,555.19      0.01%        9.540          355        78.41          504
12/01/07                                          93    16,911,413.65      2.01%        8.653          355        76.09          565
01/01/08                                         883   160,656,713.31     19.09%        8.579          356        75.51          588
02/01/08                                         577   115,521,457.00     13.72%        8.681          357        78.99          581
03/01/08                                       1,284   245,119,206.76     29.12%        8.830          358        80.30          579
04/01/08                                       1,076   200,648,966.96     23.84%        8.434          359        78.83          602
12/01/08                                           2       492,956.37      0.06%        8.156          355        67.53          560
01/01/09                                          19     3,879,174.00      0.46%        8.690          356        77.79          590
02/01/09                                          21     4,893,445.47      0.58%        8.545          357        78.55          598
03/01/09                                         112    21,301,073.20      2.53%        8.732          358        84.68          594
04/01/09                                          69    14,569,461.83      1.73%        8.253          359        76.74          607
12/01/10                                           2       350,399.03      0.04%        7.426          355        83.50          622
01/01/11                                          51    10,684,850.27      1.27%        7.810          356        74.91          614
02/01/11                                          26     6,055,403.62      0.72%        8.158          357        72.33          605
03/01/11                                          95    19,703,209.79      2.34%        8.208          358        77.24          612
04/01/11                                          65    16,355,279.21      1.94%        7.676          359        77.70          620
------------------------------------------------------------------------------------------------------------------------------------
Total                                          4,400   841,735,466.93    100.00%        8.587          358        78.53          590


                          [LOGO] RBS Greenwich Capital

                  Group II Statistical Mortgage Loan Statistics

                             As of the Cut-off Date

                                                                                    Minimum             Maximum
                                                                                    -------             -------
Scheduled Principal Balance                               $1,002,743,947            $14,990          $1,665,040
Average Scheduled Principal Balance                             $209,691
Number of Mortgage Loans                                           4,782

Weighted Average Gross Coupon                                     8.582%             5.590%             14.150%
Weighted Average FICO Score                                          611                500                 797
Weighted Average Combined Original LTV                            82.68%             18.01%             100.00%
Weighted Average CLTV w/Silent 2nds                               86.21%             18.01%             100.00%
Weighted Average Debt-to-Income                                   41.98%              3.00%              59.85%

Weighted Average Original Term                                360 months         120 months          360 months
Weighted Average Stated Remaining Term                        357 months         117 months          360 months
Weighted Average Seasoning                                     2  months          0  months           12 months

Weighted Average Gross Margin                                     6.518%             3.000%              9.400%
Weighted Average Minimum Interest Rate                            8.318%             5.590%             12.700%
Weighted Average Maximum Interest Rate                           14.326%             9.000%             18.700%
Weighted Average Initial Rate Cap                                 2.981%             1.000%              5.000%
Weighted Average Subsequent Rate Cap                              1.003%             1.000%              3.000%
Weighted Average Months to Roll                                24 months          14 months          178 months

Maturity Date                                                                    Feb 1 2016          May 1 2036
Maximum Zip Code Concentration                                     0.26%    94547

ARM                                                               85.49%
Fixed Rate                                                        14.51%

15/15 6 MO LIBOR                                                   0.02%
2/13 6 MO LIBOR                                                    0.01%
2/28 6 MO LIBOR                                                   39.01%
2/28 6 MO LIBOR 40/30 Balloon                                     24.02%
2/28 6 MO LIBOR IO                                                14.16%
3/27 6 MO LIBOR                                                    2.24%
3/27 6 MO LIBOR 40/30 Balloon                                      1.28%
3/27 6 MO LIBOR IO                                                 0.52%
5/25 6 MO LIBOR                                                    2.18%
5/25 6 MO LIBOR 40/30 Balloon                                      1.26%
5/25 6 MO LIBOR IO                                                 0.79%
Fixed Rate 10 Yr                                                   0.00%
Fixed Rate 15 Yr                                                   0.08%
Fixed Rate 20 Yr                                                   0.10%
Fixed Rate 30 Yr                                                  12.25%
Fixed Rate 30 Yr 5Yr IO                                            0.38%
Fixed Rate 30 Yr Rate Reduction                                    0.07%
Fixed Rate 40/30 Balloon                                           1.63%


                          [LOGO] RBS Greenwich Capital

Interest Only                                                     15.85%
Not Interest Only                                                 84.15%

Prepay Penalty:  0 months                                         25.46%
Prepay Penalty: 12 months                                         11.73%
Prepay Penalty: 24 months                                         53.07%
Prepay Penalty: 30 months                                          0.21%
Prepay Penalty: 36 months                                          9.53%

First Lien                                                        92.16%
Second Lien                                                        7.84%

Full Documentation                                                56.84%
Lite Documentation                                                 0.57%
No Documentation                                                   1.05%
Stated Income Documentation                                       41.55%

Cash Out Refinance                                                48.79%
Purchase                                                          46.65%
Rate/Term Refinance                                                4.56%

2-4 Units Attached                                                 1.64%
2-4 Units Detached                                                 4.55%
Condo High-Rise Attached                                           0.55%
Condo Low-Rise Attached                                            4.77%
Condo Low-Rise Detached                                            0.01%
Manufactured Housing                                               1.01%
PUD Attached                                                       1.67%
PUD Detached                                                      15.69%
Single Family Attached                                             2.10%
Single Family Detached                                            68.02%

Non-owner                                                          4.52%
Primary                                                           92.50%
Second Home                                                        2.98%

Top 5 States:
California                                                        28.73%
Florida                                                           13.05%
New York                                                           9.56%
Texas                                                              5.91%
New Jersey                                                         4.39%


                          [LOGO] RBS Greenwich Capital

                                                                                                   Weighted
                                                                                     Weighted       Average     Weighted
                                                                           Pct by     Average        Stated      Average    Weighted
                                               # of  Current Principal       Curr       Gross     Remaining     Combined     Average
Current Principal Balance                     Loans            Balance   Prin Bal      Coupon          Term     Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
        0.01 -    50,000.00                   1,092      33,630,361.44      3.35%      12.019           356        97.35         607
   50,000.01 -   100,000.00                     780      57,872,217.35      5.77%      10.898           355        88.30         603
  100,000.01 -   150,000.00                     710      88,129,939.17      8.79%       9.557           356        83.15         602
  150,000.01 -   200,000.00                     453      78,956,125.85      7.87%       9.027           357        83.65         606
  200,000.01 -   250,000.00                     334      74,866,024.02      7.47%       8.751           357        83.34         609
  250,000.01 -   300,000.00                     254      69,379,637.95      6.92%       8.485           358        83.28         609
  300,000.01 -   350,000.00                     169      54,543,079.76      5.44%       8.014           358        82.62         626
  350,000.01 -   400,000.00                     135      50,530,476.53      5.04%       8.012           358        83.08         623
  400,000.01 -   450,000.00                     198      85,369,250.72      8.51%       8.094           358        82.58         610
  450,000.01 -   500,000.00                     167      79,524,615.75      7.93%       7.917           358        80.40         615
  500,000.01 -   550,000.00                     118      62,215,418.35      6.20%       8.087           358        83.47         613
  550,000.01 -   600,000.00                     112      64,164,865.47      6.40%       7.907           358        81.46         613
  600,000.01 -   650,000.00                      77      48,400,359.12      4.83%       7.910           358        80.31         609
  650,000.01 -   700,000.00                      43      28,935,574.27      2.89%       7.942           358        81.97         629
  700,000.01 -   750,000.00                      12       8,626,624.23      0.86%       8.116           358        80.95         608
  750,000.01 -   800,000.00                      40      30,930,000.79      3.08%       7.794           358        83.36         618
  800,000.01 -   850,000.00                      18      14,889,353.35      1.48%       7.547           358        77.94         628
  850,000.01 -   900,000.00                      22      19,328,694.01      1.93%       7.850           358        78.94         609
  900,000.01 -   950,000.00                      11      10,241,816.75      1.02%       8.363           358        77.48         597
  950,000.01 - 1,000,000.00                      12      11,885,907.12      1.19%       7.788           358        72.07         603
1,000,000.01+                                    25      30,323,604.86      3.02%       7.669           358        70.45         594
------------------------------------------------------------------------------------------------------------------------------------
Total                                         4,782   1,002,743,946.86    100.00%       8.582           357        82.68         611

                                                                                                   Weighted
                                                                                     Weighted       Average     Weighted
                                                                           Pct by     Average        Stated      Average    Weighted
                                               # of  Current Principal       Curr       Gross     Remaining     Combined     Average
Current Gross Rate                            Loans            Balance   Prin Bal      Coupon          Term     Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
 5.500 - 5.999                                   25      10,476,763.34      1.04%       5.867           358        75.68         617
 6.000 - 6.499                                   73      31,045,712.88      3.10%       6.267           357        79.18         638
 6.500 - 6.999                                  208      92,629,958.67      9.24%       6.771           357        78.57         633
 7.000 - 7.499                                  260     103,660,879.40     10.34%       7.249           358        78.12         626
 7.500 - 7.999                                  474     177,879,338.10     17.74%       7.769           357        80.51         626
 8.000 - 8.499                                  432     139,976,777.55     13.96%       8.238           358        82.45         615
 8.500 - 8.999                                  550     141,109,167.61     14.07%       8.745           358        83.29         608
 9.000 - 9.499                                  283      69,186,666.53      6.90%       9.229           358        83.50         594
 9.500 - 9.999                                  395      74,518,856.96      7.43%       9.746           357        85.30         583
10.000 -10.499                                  227      37,209,719.71      3.71%      10.235           357        84.93         568
10.500 -10.999                                  252      33,134,768.85      3.30%      10.724           357        85.59         579
11.000 -11.499                                  231      22,183,059.05      2.21%      11.202           354        87.09         580
11.500 -11.999                                  381      24,571,860.38      2.45%      11.715           354        92.73         594
12.000 -12.499                                  455      22,763,246.48      2.27%      12.181           357        95.21         603
12.500 -12.999                                  427      18,067,241.44      1.80%      12.712           356        98.25         589
13.000 -13.499                                   89       3,413,616.23      0.34%      13.177           355        92.22         585
13.500 -13.999                                   19         866,780.20      0.09%      13.657           338        77.88         584
14.000 -14.499                                    1          49,533.48      0.00%      14.150           358        85.00         594
------------------------------------------------------------------------------------------------------------------------------------
Total                                         4,782   1,002,743,946.86    100.00%       8.582           357        82.68         611


                          [LOGO] RBS Greenwich Capital

                                                                                                   Weighted
                                                                                     Weighted       Average     Weighted
                                                                           Pct by     Average        Stated      Average    Weighted
                                               # of  Current Principal       Curr       Gross     Remaining     Combined     Average
FICO                                          Loans            Balance   Prin Bal      Coupon          Term     Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
500-524                                         263      67,908,195.41      6.77%       9.666           357        76.39         512
525-549                                         205      53,943,107.33      5.38%       9.498           357        77.90         538
550-574                                         434      94,356,225.90      9.41%       8.917           357        78.75         563
575-599                                       1,149     190,673,492.56     19.02%       8.727           357        82.03         588
600-624                                       1,176     210,001,947.01     20.94%       8.558           357        84.36         612
625-649                                         806     185,736,058.16     18.52%       8.263           358        85.33         636
650-674                                         389      98,625,197.73      9.84%       8.066           357        83.93         662
675-699                                         171      49,011,784.50      4.89%       7.914           357        85.34         685
700+                                            177      50,426,314.09      5.03%       7.828           357        84.24         729
None                                             12       2,061,624.17      0.21%      10.296           358        85.00           0
------------------------------------------------------------------------------------------------------------------------------------
Total                                         4,782   1,002,743,946.86    100.00%       8.582           357        82.68         611

                                                                                                   Weighted
                                                                                     Weighted       Average     Weighted
                                                                           Pct by     Average        Stated      Average    Weighted
                                               # of  Current Principal       Curr       Gross     Remaining     Combined     Average
Combined Original LTV                         Loans            Balance   Prin Bal      Coupon          Term     Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
  0.01- 49.99                                    71      14,369,070.39      1.43%       8.475           354        39.53         595
 50.00- 54.99                                    30       8,766,161.11      0.87%       8.222           358        52.44         561
 55.00- 59.99                                    50      18,109,932.74      1.81%       7.887           358        57.86         591
 60.00- 64.99                                    96      31,969,853.90      3.19%       7.941           357        62.75         585
 65.00- 69.99                                   117      40,557,951.63      4.04%       8.334           358        66.54         581
 70.00- 74.99                                   146      52,433,946.32      5.23%       8.045           357        71.63         590
 75.00- 79.99                                   211      73,247,225.29      7.30%       8.256           357        76.63         595
 80.00                                        1,120     272,646,587.02     27.19%       8.081           358        80.00         618
 80.01- 84.99                                   109      28,923,103.19      2.88%       8.196           357        83.43         613
 85.00- 89.99                                   247      74,286,378.94      7.41%       8.264           357        85.76         613
 90.00- 94.99                                   674     209,027,710.35     20.85%       8.538           357        90.30         621
 95.00- 99.99                                   565     111,699,271.19     11.14%       9.365           358        95.07         615
100.00                                        1,346      66,706,754.79      6.65%      11.472           357       100.00         620
------------------------------------------------------------------------------------------------------------------------------------
Total                                         4,782   1,002,743,946.86    100.00%       8.582           357        82.68         611

                                                                                                   Weighted
                                                                                     Weighted       Average     Weighted
                                                                           Pct by     Average        Stated      Average    Weighted
                                               # of  Current Principal       Curr       Gross     Remaining     Combined     Average
CLTV with Silent 2nds                         Loans            Balance   Prin Bal      Coupon          Term     Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
  0.01- 49.99                                    71      14,369,070.39      1.43%       8.475           354        39.53         595
 50.00- 54.99                                    30       8,766,161.11      0.87%       8.222           358        52.44         561
 55.00- 59.99                                    48      16,600,207.24      1.66%       7.928           358        57.84         587
 60.00- 64.99                                    96      32,212,646.53      3.21%       7.933           357        62.60         584
 65.00- 69.99                                   118      41,188,194.03      4.11%       8.310           358        66.40         582
 70.00- 74.99                                   143      50,176,272.59      5.00%       8.064           357        71.62         589
 75.00- 79.99                                   198      70,480,987.55      7.03%       8.251           357        76.58         595
 80.00                                          317     100,865,567.40     10.06%       8.429           357        80.00         594
 80.01- 84.99                                   110      29,559,793.66      2.95%       8.198           357        83.04         614
 85.00- 89.99                                   251      77,054,618.39      7.68%       8.263           357        85.42         612
 90.00- 94.99                                   670     206,583,755.75     20.60%       8.538           357        90.21         621
 95.00- 99.99                                   608     122,945,673.35     12.26%       9.254           358        93.92         617
100.00                                        2,122     231,940,998.87     23.13%       8.904           357        85.76         628
------------------------------------------------------------------------------------------------------------------------------------
Total                                         4,782   1,002,743,946.86    100.00%       8.582           357        82.68         611


                          [LOGO] RBS Greenwich Capital

                                                                                                   Weighted
                                                                                     Weighted       Average     Weighted
                                                                           Pct by     Average        Stated      Average    Weighted
                                               # of  Current Principal       Curr       Gross     Remaining     Combined     Average
Original Term (months)                        Loans            Balance   Prin Bal      Coupon          Term     Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
120                                               1          19,887.42      0.00%      12.250           117        85.00         605
180                                              16         900,480.54      0.09%      10.913           178        74.98         600
240                                              14       1,000,387.96      0.10%      11.222           237        89.40         620
360                                           4,751   1,000,823,190.94     99.81%       8.577           358        82.68         611
------------------------------------------------------------------------------------------------------------------------------------
Total                                         4,782   1,002,743,946.86    100.00%       8.582           357        82.68         611

                                                                                                   Weighted
                                                                                     Weighted       Average     Weighted
                                                                           Pct by     Average        Stated      Average    Weighted
                                               # of  Current Principal       Curr       Gross     Remaining     Combined     Average
Stated Remaining Term (months)                Loans            Balance   Prin Bal      Coupon          Term     Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
 61-120                                           1          19,887.42      0.00%      12.250           117        85.00         605
121-180                                          16         900,480.54      0.09%      10.913           178        74.98         600
181-240                                          14       1,000,387.96      0.10%      11.222           237        89.40         620
301-360                                       4,751   1,000,823,190.94     99.81%       8.577           358        82.68         611
------------------------------------------------------------------------------------------------------------------------------------
Total                                         4,782   1,002,743,946.86    100.00%       8.582           357        82.68         611

                                                                                                   Weighted
                                                                                     Weighted       Average     Weighted
                                                                           Pct by     Average        Stated      Average    Weighted
                                               # of  Current Principal       Curr       Gross     Remaining     Combined     Average
Debt Ratio                                    Loans            Balance   Prin Bal      Coupon          Term     Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
 0.01 -20.00                                    259      46,196,084.54      4.61%       8.719           357        78.22         597
20.01 -25.00                                    146      23,607,746.53      2.35%       8.803           357        84.14         618
25.01 -30.00                                    258      40,850,990.26      4.07%       8.647           358        81.74         612
30.01 -35.00                                    496      98,094,607.88      9.78%       8.646           357        81.92         609
35.01 -40.00                                    652     136,393,598.39     13.60%       8.649           357        81.22         609
40.01 -45.00                                    962     190,761,990.10     19.02%       8.583           357        83.61         618
45.01 -50.00                                  1,104     258,064,240.56     25.74%       8.526           357        82.89         610
50.01 -55.00                                    676     158,025,806.59     15.76%       8.530           357        84.04         605
55.01 -60.00                                    185      38,874,541.04      3.88%       8.447           357        84.35         603
None                                             44      11,874,340.97      1.18%       8.404           356        80.69         690
------------------------------------------------------------------------------------------------------------------------------------
Total                                         4,782   1,002,743,946.86    100.00%       8.582           357        82.68         611

                                                                                                   Weighted
                                                                                     Weighted       Average     Weighted
                                                                           Pct by     Average        Stated      Average    Weighted
                                               # of  Current Principal       Curr       Gross     Remaining     Combined     Average
FRM/ARM                                       Loans            Balance   Prin Bal      Coupon          Term     Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
ARM                                           2,943     857,240,873.32     85.49%       8.326           358        81.96         609
Fixed Rate                                    1,839     145,503,073.54     14.51%      10.088           356        86.97         622
------------------------------------------------------------------------------------------------------------------------------------
Total                                         4,782   1,002,743,946.86    100.00%       8.582           357        82.68         611


                          [LOGO] RBS Greenwich Capital

                                                                                                   Weighted
                                                                                     Weighted       Average     Weighted
                                                                           Pct by     Average        Stated      Average    Weighted
                                               # of  Current Principal       Curr       Gross     Remaining     Combined     Average
Product                                       Loans            Balance   Prin Bal      Coupon          Term     Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
15/15 6 MO LIBOR                                  8         205,965.97      0.02%      12.278           357        99.56         592
2/13 6 MO LIBOR                                   1          70,406.60      0.01%       8.600           179        76.74         586
2/28 6 MO LIBOR                               1,635     391,146,570.43     39.01%       8.859           357        81.72         595
2/28 6 MO LIBOR 40/30 Balloon                   636     240,894,185.89     24.02%       7.910           358        82.58         613
2/28 6 MO LIBOR IO                              392     141,945,946.41     14.16%       7.697           357        83.10         638
3/27 6 MO LIBOR                                  90      22,447,403.67      2.24%       8.749           358        82.11         605
3/27 6 MO LIBOR 40/30 Balloon                    39      12,832,263.90      1.28%       8.039           358        83.26         613
3/27 6 MO LIBOR IO                               16       5,253,009.98      0.52%       7.580           358        72.39         633
5/25 6 MO LIBOR                                  81      21,877,599.93      2.18%       8.221           358        78.35         600
5/25 6 MO LIBOR 40/30 Balloon                    25      12,603,476.58      1.26%       7.600           358        71.96         616
5/25 6 MO LIBOR IO                               20       7,964,043.96      0.79%       7.062           358        83.18         655
Fixed Rate 10 Yr                                  1          19,887.42      0.00%      12.250           117        85.00         605
Fixed Rate 15 Yr                                 15         830,073.94      0.08%      11.109           177        74.83         601
Fixed Rate 20 Yr                                 14       1,000,387.96      0.10%      11.222           237        89.40         620
Fixed Rate 30 Yr                              1,765     122,824,535.31     12.25%      10.489           357        88.44         621
Fixed Rate 30 Yr 5Yr IO                           9       3,776,519.71      0.38%       7.686           357        78.84         657
Fixed Rate 30 Yr Rate Reduction                   3         706,344.65      0.07%      12.221           357        61.80         525
Fixed Rate 40/30 Balloon                         32      16,345,324.55      1.63%       7.409           358        79.40         630
------------------------------------------------------------------------------------------------------------------------------------
Total                                         4,782   1,002,743,946.86    100.00%       8.582           357        82.68         611

                                                                                                   Weighted
                                                                                     Weighted       Average     Weighted
                                                                           Pct by     Average        Stated      Average    Weighted
                                               # of  Current Principal       Curr       Gross     Remaining     Combined     Average
Interest Only                                 Loans            Balance   Prin Bal      Coupon          Term     Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
Interest Only                                   437     158,939,520.06     15.85%       7.661           357        82.64         639
Not Interest Only                             4,345     843,804,426.80     84.15%       8.755           357        82.69         606
------------------------------------------------------------------------------------------------------------------------------------
Total                                         4,782   1,002,743,946.86    100.00%       8.582           357        82.68         611

                                                                                                   Weighted
                                                                                     Weighted       Average     Weighted
                                                                           Pct by     Average        Stated      Average    Weighted
                                               # of  Current Principal       Curr       Gross     Remaining     Combined     Average
Prepayment Penalty Original Term (months)     Loans            Balance   Prin Bal      Coupon          Term     Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
Prepay Penalty:  0 months                     1,764     255,268,909.35     25.46%       9.240           357        83.85         614
Prepay Penalty: 12 months                       294     117,654,344.66     11.73%       8.211           358        81.78         614
Prepay Penalty: 24 months                     2,266     532,188,990.82     53.07%       8.396           357        83.00         607
Prepay Penalty: 30 months                         7       2,075,870.75      0.21%       9.197           359        73.78         626
Prepay Penalty: 36 months                       451      95,555,831.28      9.53%       8.299           356        79.13         617
------------------------------------------------------------------------------------------------------------------------------------
Total                                         4,782   1,002,743,946.86    100.00%       8.582           357        82.68         611

                                                                                                   Weighted
                                                                                     Weighted       Average     Weighted
                                                                           Pct by     Average        Stated      Average    Weighted
                                               # of  Current Principal       Curr       Gross     Remaining     Combined     Average
Lien                                          Loans            Balance   Prin Bal      Coupon          Term     Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
First Lien                                    3,176     924,137,672.04     92.16%       8.305           358        81.66         610
Second Lien                                   1,606      78,606,274.82      7.84%      11.832           355        94.71         616
------------------------------------------------------------------------------------------------------------------------------------
Total                                         4,782   1,002,743,946.86    100.00%       8.582           357        82.68         611


                          [LOGO] RBS Greenwich Capital

                                                                                                   Weighted
                                                                                     Weighted       Average     Weighted
                                                                           Pct by     Average        Stated      Average    Weighted
                                               # of  Current Principal       Curr       Gross     Remaining     Combined     Average
Documentation Type                            Loans            Balance   Prin Bal      Coupon          Term     Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                            3,424     569,915,173.81     56.84%       8.655           357        84.63         601
Lite Documentation                               20       5,737,743.60      0.57%       8.037           358        79.03         618
No Documentation                                 36      10,499,189.05      1.05%       8.341           357        80.79         701
Stated Income Documentation                   1,302     416,591,840.40     41.55%       8.495           357        80.11         622
------------------------------------------------------------------------------------------------------------------------------------
Total                                         4,782   1,002,743,946.86    100.00%       8.582           357        82.68         611

                                                                                                   Weighted
                                                                                     Weighted       Average     Weighted
                                                                           Pct by     Average        Stated      Average    Weighted
                                               # of  Current Principal       Curr       Gross     Remaining     Combined     Average
Loan Purpose                                  Loans            Balance   Prin Bal      Coupon          Term     Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
Cash Out Refinance                            1,521     489,277,946.38     48.79%       8.294           357        79.03         600
Purchase                                      3,055     467,774,050.54     46.65%       8.891           357        86.56         622
Rate/Term Refinance                             206      45,691,949.94      4.56%       8.504           356        82.14         605
------------------------------------------------------------------------------------------------------------------------------------
Total                                         4,782   1,002,743,946.86    100.00%       8.582           357        82.68         611

                                                                                                   Weighted
                                                                                     Weighted       Average     Weighted
                                                                           Pct by     Average        Stated      Average    Weighted
                                               # of  Current Principal       Curr       Gross     Remaining     Combined     Average
Property Type                                 Loans            Balance   Prin Bal      Coupon          Term     Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
2-4 Units Attached                               44      16,493,658.35      1.64%       8.114           358        81.93         625
2-4 Units Detached                              167      45,636,768.54      4.55%       8.716           357        85.00         635
Condo High-Rise Attached                         16       5,465,994.37      0.55%       8.268           358        84.03         641
Condo Low-Rise Attached                         252      47,802,262.39      4.77%       8.773           357        83.63         626
Condo Low-Rise Detached                           1          50,348.21      0.01%      12.200           358       100.00         607
Manufactured Housing                             56      10,167,708.13      1.01%       8.401           354        79.89         653
PUD Attached                                     96      16,710,032.96      1.67%       9.201           358        85.21         603
PUD Detached                                    694     157,353,111.09     15.69%       8.479           358        82.95         606
Single Family Attached                          118      21,036,433.08      2.10%       8.643           357        84.55         615
Single Family Detached                        3,338     682,027,629.74     68.02%       8.582           357        82.33         608
------------------------------------------------------------------------------------------------------------------------------------
Total                                         4,782   1,002,743,946.86    100.00%       8.582           357        82.68         611


                          [LOGO] RBS Greenwich Capital

                                                                                                   Weighted
                                                                                     Weighted       Average     Weighted
                                                                           Pct by     Average        Stated      Average    Weighted
                                               # of  Current Principal       Curr       Gross     Remaining     Combined     Average
Occupancy Status                              Loans            Balance   Prin Bal      Coupon          Term     Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
Non-owner                                       254      45,330,003.69      4.52%       9.650           358        89.09         634
Primary                                       4,423     927,540,571.47     92.50%       8.534           357        82.34         609
Second Home                                     105      29,873,371.70      2.98%       8.460           358        83.64         628
------------------------------------------------------------------------------------------------------------------------------------
Total                                         4,782   1,002,743,946.86    100.00%       8.582           357        82.68         611

                                                                                                   Weighted
                                                                                     Weighted       Average     Weighted
                                                                           Pct by     Average        Stated      Average    Weighted
                                               # of  Current Principal       Curr       Gross     Remaining     Combined     Average
Credit Grade                                  Loans            Balance   Prin Bal      Coupon          Term     Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------------------
A                                               187      54,552,129.57      5.44%       8.960           357        77.13         557
AA                                              511     124,050,846.15     12.37%       8.955           357        82.43         574
AA+                                           3,876     772,162,852.49     77.00%       8.414           357        83.79         624
B                                               134      36,618,992.79      3.65%       9.566           357        74.60         551
C                                                52      10,954,771.49      1.09%      10.166           357        69.85         543
CC                                               22       4,404,354.37      0.44%      10.607           356        64.40         572
------------------------------------------------------------------------------------------------------------------------------------
Total                                         4,782   1,002,743,946.86    100.00%       8.582           357        82.68         611


                          [LOGO] RBS Greenwich Capital

                                                                                               Weighted
                                                                                Weighted        Average       Weighted
                                                                     Pct by      Average         Stated        Average      Weighted
                                     # of    Current Principal    Curr Prin        Gross      Remaining       Combined       Average
State                               Loans              Balance          Bal       Coupon           Term       Orig LTV          FICO
------------------------------------------------------------------------------------------------------------------------------------
Alabama                                49         5,797,276.78        0.58%        9.310            356          84.36           599
Alaska                                  1            78,240.77        0.01%       10.750            358          90.00           638
Arizona                               125        27,605,891.90        2.75%        8.551            357          81.00           613
Arkansas                               11         1,219,972.41        0.12%        9.573            357          79.17           576
California                            746       288,063,938.54       28.73%        7.906            358          81.50           619
Colorado                               94        13,360,612.32        1.33%        9.002            357          85.91           595
Connecticut                            56        11,633,433.66        1.16%        8.978            357          85.76           600
Delaware                                9           574,387.43        0.06%       11.726            358          79.96           579
District of Columbia                    5         1,786,271.20        0.18%        7.560            359          73.27           610
Florida                               620       130,872,233.97       13.05%        8.783            357          82.40           610
Georgia                               156        21,096,370.91        2.10%        9.250            358          85.77           604
Hawaii                                 13         5,355,631.80        0.53%        7.353            358          82.73           615
Idaho                                  23         2,869,757.59        0.29%        9.217            357          71.86           595
Illinois                              109        18,873,994.37        1.88%        9.250            357          85.37           605
Indiana                                67         6,122,836.15        0.61%        9.532            357          89.19           613
Iowa                                   23         1,957,297.42        0.20%       10.415            358          87.78           589
Kansas                                  9           243,144.34        0.02%       12.228            357          99.63           590
Kentucky                               30         2,670,002.99        0.27%       10.017            357          84.67           588
Louisiana                              28         3,826,477.59        0.38%        9.579            358          88.28           600
Maine                                  44         8,841,899.10        0.88%        8.508            358          82.01           620
Maryland                               97        26,767,334.57        2.67%        8.468            358          80.97           595
Massachusetts                         133        38,473,329.10        3.84%        8.570            358          81.05           624
Michigan                              144        16,389,293.25        1.63%        9.905            357          84.13           580
Minnesota                              30         4,887,207.17        0.49%        8.832            358          86.59           598
Mississippi                            14         1,300,665.67        0.13%        9.866            357          87.34           606
Missouri                               57         5,126,442.95        0.51%       10.342            358          86.69           587
Montana                                 4           699,260.03        0.07%        8.344            357          87.30           624
Nebraska                                2            49,973.95        0.00%       12.450            358         100.00           598
Nevada                                 75        18,668,366.46        1.86%        8.248            357          83.47           614
New Hampshire                          22         4,133,807.89        0.41%        9.166            357          77.94           583
New Jersey                            133        43,994,526.65        4.39%        8.733            357          79.64           612
New York                              280        95,850,155.31        9.56%        8.202            357          81.35           621
North Carolina                        131        17,457,397.65        1.74%        9.038            357          83.20           602
North Dakota                            1            57,545.45        0.01%       11.600            357          80.00           502
Ohio                                  128        14,159,781.78        1.41%        9.533            358          88.13           600
Oklahoma                               26         1,833,213.68        0.18%        9.373            358          84.56           588
Oregon                                 29         5,099,766.44        0.51%        9.050            357          82.97           603
Pennsylvania                          126        17,257,894.80        1.72%        8.925            357          85.16           607
Rhode Island                           35         6,771,598.25        0.68%        9.339            358          82.23           598
South Carolina                         57         6,522,097.46        0.65%        9.522            358          84.30           588
South Dakota                            3           258,007.54        0.03%       10.116            357          95.52           576
Tennessee                              81         6,733,785.00        0.67%        8.871            355          88.45           605
Texas                                 621        59,255,943.99        5.91%        9.581            357          87.07           592
Utah                                   32         3,543,938.20        0.35%        9.193            358          87.00           613
Vermont                                13         1,875,728.76        0.19%        9.177            358          83.38           625
Virginia                              153        34,281,355.44        3.42%        8.719            357          83.14           608
Washington                             78        12,388,632.62        1.24%        8.566            357          82.79           615
Wisconsin                              44         4,848,908.55        0.48%        9.496            358          86.25           609
Wyoming                                15         1,208,317.01        0.12%        9.489            358          87.35           595
------------------------------------------------------------------------------------------------------------------------------------
Total                               4,782     1,002,743,946.86      100.00%        8.582            357          82.68           611


                          [LOGO] RBS Greenwich Capital

                                                                                               Weighted
                                                                                Weighted        Average       Weighted
                                                                     Pct by      Average         Stated        Average      Weighted
                                     # of    Current Principal    Curr Prin        Gross      Remaining       Combined       Average
Silent Second                       Loans              Balance          Bal       Coupon           Term       Orig LTV          FICO
------------------------------------------------------------------------------------------------------------------------------------
No Silent 2nd                       3,950       818,949,402.68       81.67%        8.734            357          83.33           606
Silent 2nd                            832       183,794,544.18       18.33%        7.902            358          79.79           631
------------------------------------------------------------------------------------------------------------------------------------
Total                               4,782     1,002,743,946.86      100.00%        8.582            357          82.68           611

                                                                                               Weighted
                                                                                Weighted        Average       Weighted
                                                                     Pct by      Average         Stated        Average      Weighted
                                     # of    Current Principal    Curr Prin        Gross      Remaining       Combined       Average
Gross Margin                        Loans              Balance          Bal       Coupon           Term       Orig LTV          FICO
------------------------------------------------------------------------------------------------------------------------------------
 3.000 - 3.499                          2           184,528.69        0.02%        9.081            357          80.00           551
 3.500 - 3.999                          1            89,630.67        0.01%       10.650            358          65.00           512
 4.000 - 4.499                          6         1,670,780.77        0.19%        8.262            357          78.79           624
 4.500 - 4.999                         28         9,525,877.85        1.11%        6.510            357          76.84           638
 5.000 - 5.499                        100        35,787,818.89        4.17%        6.965            357          75.36           639
 5.500 - 5.999                        274       102,008,321.23       11.90%        7.262            357          78.75           623
 6.000 - 6.499                      1,160       350,571,544.53       40.90%        7.993            358          82.00           623
 6.500 - 6.999                        420       137,831,542.11       16.08%        8.495            357          82.58           607
 7.000 - 7.499                        370        89,738,733.08       10.47%        9.155            357          85.10           594
 7.500 - 7.999                        238        56,553,354.93        6.60%        9.660            357          86.14           574
 8.000 - 8.499                        329        69,102,028.50        8.06%        9.964            357          81.96           550
 8.500 - 8.999                         12         3,788,661.59        0.44%        9.727            357          81.23           592
 9.000 - 9.499                          3           388,050.48        0.05%        7.397            358          85.36           679
------------------------------------------------------------------------------------------------------------------------------------
Total                               2,943       857,240,873.32      100.00%        8.326            358          81.96           609

                                                                                               Weighted
                                                                                Weighted        Average       Weighted
                                                                     Pct by      Average         Stated        Average      Weighted
                                     # of    Current Principal    Curr Prin        Gross      Remaining       Combined       Average
Minimum Interest Rate               Loans              Balance          Bal       Coupon           Term       Orig LTV          FICO
------------------------------------------------------------------------------------------------------------------------------------
 5.500 - 5.999                         27        11,553,965.14        1.35%        6.109            358          77.54           623
 6.000 - 6.499                         72        31,079,464.94        3.63%        6.340            358          79.43           633
 6.500 - 6.999                        174        75,992,384.05        8.86%        6.784            358          79.42           633
 7.000 - 7.499                        237        93,768,024.01       10.94%        7.247            358          78.40           624
 7.500 - 7.999                        442       165,838,219.36       19.35%        7.774            357          80.61           625
 8.000 - 8.499                        400       131,467,310.34       15.34%        8.241            358          82.76           615
 8.500 - 8.999                        473       132,716,066.59       15.48%        8.744            358          83.11           608
 9.000 - 9.499                        259        64,990,304.34        7.58%        9.227            358          83.36           590
 9.500 - 9.999                        338        68,819,824.26        8.03%        9.745            358          85.36           579
10.000 -10.499                        166        31,515,193.03        3.68%       10.239            357          84.79           561
10.500 -10.999                        158        25,253,230.91        2.95%       10.714            357          84.98           561
11.000 -11.499                         96        13,301,895.59        1.55%       11.202            357          85.66           546
11.500 -11.999                         76         8,813,232.83        1.03%       11.702            358          89.34           542
12.000 -12.499                         20         1,792,908.93        0.21%       12.143            357          86.61           565
12.500 -12.999                          5           338,849.00        0.04%       12.608            357          96.92           568
------------------------------------------------------------------------------------------------------------------------------------
Total                               2,943       857,240,873.32      100.00%        8.326            358          81.96           609


                          [LOGO] RBS Greenwich Capital

                                                                                               Weighted
                                                                                Weighted        Average       Weighted
                                                                     Pct by      Average         Stated        Average      Weighted
                                     # of    Current Principal    Curr Prin        Gross      Remaining       Combined       Average
Maximum Interest Rate               Loans              Balance          Bal       Coupon           Term       Orig LTV          FICO
------------------------------------------------------------------------------------------------------------------------------------
 9.000 - 9.499                          2           596,869.07        0.07%        6.022            358          80.00           645
 9.500 - 9.999                          2           795,784.36        0.09%        6.636            356          80.00           684
10.000 -10.499                          3         1,005,801.73        0.12%        7.266            357          64.84           589
10.500 -10.999                          4           571,452.94        0.07%        7.819            359          81.05           625
11.000 -11.499                          1            74,981.16        0.01%        8.450            359          41.67           575
11.500 -11.999                         28        10,242,891.99        1.19%        6.036            358          76.34           611
12.000 -12.499                         64        28,410,127.93        3.31%        6.295            358          79.39           631
12.500 -12.999                        169        73,928,893.85        8.62%        6.801            358          79.53           632
13.000 -13.499                        235        92,770,973.49       10.82%        7.238            358          78.48           624
13.500 -13.999                        434       163,564,385.11       19.08%        7.763            357          80.69           625
14.000 -14.499                        400       132,621,650.87       15.47%        8.218            358          82.79           616
14.500 -14.999                        473       135,430,930.49       15.80%        8.709            357          83.04           608
15.000 -15.499                        263        65,961,962.15        7.69%        9.209            358          83.17           591
15.500 -15.999                        340        69,443,418.56        8.10%        9.726            358          85.22           579
16.000 -16.499                        168        32,040,393.30        3.74%       10.231            357          84.84           561
16.500 -16.999                        160        25,528,455.92        2.98%       10.703            357          85.05           562
17.000 -17.499                         96        12,925,642.57        1.51%       11.202            357          85.93           548
17.500 -17.999                         76         9,194,499.90        1.07%       11.677            357          88.85           541
18.000 -18.499                         20         1,792,908.93        0.21%       12.143            357          86.61           565
18.500 -18.999                          5           338,849.00        0.04%       12.608            357          96.92           568
------------------------------------------------------------------------------------------------------------------------------------
Total                               2,943       857,240,873.32      100.00%        8.326            358          81.96           609

                                                                                               Weighted
                                                                                Weighted        Average       Weighted
                                                                     Pct by      Average         Stated        Average      Weighted
                                     # of    Current Principal    Curr Prin        Gross      Remaining       Combined       Average
Initial Periodic Rate Cap           Loans              Balance          Bal       Coupon           Term       Orig LTV          FICO
------------------------------------------------------------------------------------------------------------------------------------
1.000                                   7         2,932,318.11        0.34%        7.009            356          83.67           658
2.000                                  29        11,262,659.10        1.31%        7.570            356          78.48           605
3.000                               2,906       842,472,146.11       98.28%        8.342            358          81.99           609
5.000                                   1           573,750.00        0.07%        6.355            358          85.00           647
------------------------------------------------------------------------------------------------------------------------------------
Total                               2,943       857,240,873.32      100.00%        8.326            358          81.96           609

                                                                                               Weighted
                                                                                Weighted        Average       Weighted
                                                                     Pct by      Average         Stated        Average      Weighted
                                     # of    Current Principal    Curr Prin        Gross      Remaining       Combined       Average
Subsequent Periodic Rate Cap        Loans              Balance          Bal       Coupon           Term       Orig LTV          FICO
------------------------------------------------------------------------------------------------------------------------------------
1.000                               2,930       852,947,427.13       99.50%        8.330            358          81.94           609
1.500                                  11         3,468,166.51        0.40%        7.603            357          84.30           665
2.000                                   1           405,000.00        0.05%        7.600            356          90.00           591
3.000                                   1           420,279.68        0.05%        7.100            357          85.00           571
------------------------------------------------------------------------------------------------------------------------------------
Total                               2,943       857,240,873.32      100.00%        8.326            358          81.96           609


                          [LOGO] RBS Greenwich Capital

                                                                                               Weighted
                                                                                Weighted        Average       Weighted
                                                                     Pct by      Average         Stated        Average      Weighted
                                     # of    Current Principal    Curr Prin        Gross      Remaining       Combined       Average
Next Rate Change Date               Loans              Balance          Bal       Coupon           Term       Orig LTV          FICO
------------------------------------------------------------------------------------------------------------------------------------
07/01/07                                1           230,355.42        0.03%        7.875            350          77.33           550
08/01/07                                1           595,890.73        0.07%        7.500            351          77.42           563
10/01/07                               28         4,647,453.79        0.54%        8.271            353          80.47           626
11/01/07                               28         6,966,946.99        0.81%        8.559            354          83.04           643
12/01/07                               70        21,826,867.68        2.55%        8.089            355          77.44           600
01/01/08                              492       135,615,354.70       15.82%        8.287            356          79.04           610
02/01/08                              450       134,365,428.17       15.67%        8.624            357          84.17           600
03/01/08                              870       258,585,867.67       30.16%        8.465            358          83.67           597
04/01/08                              724       211,222,944.18       24.64%        8.102            359          81.86           625
11/01/08                                1           110,121.35        0.01%        8.875            354          85.00           619
12/01/08                                2           464,849.26        0.05%        8.164            355          82.58           639
01/01/09                               14         3,135,969.12        0.37%        8.657            356          82.15           616
02/01/09                               17         5,625,426.08        0.66%        8.655            357          84.18           613
03/01/09                               78        22,563,178.72        2.63%        8.544            358          83.58           607
04/01/09                               32         8,465,133.02        0.99%        7.636            359          72.49           616
05/01/09                                1           168,000.00        0.02%        7.970            360          80.00           620
10/01/10                                3           469,599.81        0.05%        7.274            353          80.92           639
11/01/10                                1           278,423.06        0.03%        8.300            354          74.53           607
12/01/10                                1           395,000.00        0.05%        6.400            355          37.26           745
01/01/11                               16         4,841,016.11        0.56%        8.104            356          80.83           623
02/01/11                               25         6,944,723.30        0.81%        7.723            357          77.30           604
03/01/11                               51        17,651,170.78        2.06%        7.929            358          78.07           601
04/01/11                               29        11,865,187.41        1.38%        7.653            359          76.19           635
05/01/20                                1            17,896.42        0.00%       10.750            348         100.00           605
02/01/21                                4           122,507.12        0.01%       12.610            357         100.00           585
03/01/21                                3            65,562.43        0.01%       12.076            358          98.63           601
------------------------------------------------------------------------------------------------------------------------------------
Total                               2,943       857,240,873.32      100.00%        8.326            358          81.96           609


                          [LOGO] RBS Greenwich Capital